UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

___________________

SCHEDULE 14A

___________________

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

POWER & DIGITAL INFRASTRUCTURE ACQUISITION II CORP.
(Name of Registrant as Specified In Its Charter)

__________________________________________________________________
(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14A(i)(1) and 0-11.

POWER & DIGITAL INFRASTRUCTURE ACQUISITION II CORP.
321 North Clark Street, Suite 2440
Chicago, Illinois 60654

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
To Be Held at            , Central Time, on            , 2024

TO THE STOCKHOLDERS OF POWER & DIGITAL INFRASTRUCTURE ACQUISITION II CORP.:

You are cordially invited to attend the special meeting of stockholders (the “Special Meeting”) of POWER & DIGITAL INFRASTRUCTURE ACQUISITION II CORP. (“we,” “us,” “our” or the “Company”) to be held at            , Central Time, on            , 2024 at the offices of Kirkland & Ellis LLP, located at 609 Main Street, Suite 4700, Houston, Texas 77002 and virtually via live webcast at https://www.cstproxy.com/            , or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned, or to attend virtually via the Internet. While stockholders are encouraged to attend the meeting virtually, you will be permitted to attend the Special Meeting in person at the offices of Kirkland & Ellis LLP. You will be able to attend the Special Meeting online, vote, view the list of stockholders entitled to vote at the Special Meeting and submit your questions during the Special Meeting by visiting https://www.cstproxy.com/            . If you do not have Internet capabilities, you can listen to the Special Meeting by phone by dialing            (toll-free) within the U.S. and Canada or +1            (standard rates apply) outside of the U.S. and Canada. When prompted enter the pin number            . This option is listen-only, and you will not be able to vote or enter questions during the Special Meeting if you choose to participate telephonically. The accompanying proxy statement (the “Proxy Statement”) is dated            , 2024, and is first being mailed to stockholders of the Company on or about            , 2024. The sole purpose of the Special Meeting is to consider and vote upon the following proposals:

•        Proposal No. 1 — The Extension Amendment Proposal — to amend the Company’s amended and restated certificate of incorporation (as the same has been amended prior to the date hereof, the “Certificate”) pursuant to amendments to the Certificate in the form set forth in paragraph 3 of Annex A to the accompanying Proxy Statement (such amendments, collectively, the “Extension Amendment” and, such proposal, the “Extension Amendment Proposal”) to extend the date by which the Company must (1) consummate an initial merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses (a “business combination”), (2) cease its operations except for the purpose of winding up if it fails to complete such business combination, and (3) redeem all shares of the Company’s Class A common stock, par value $0.0001 per share (the “Class A common stock”), included as part of the units sold in the Company’s initial public offering (such shares of Class A common stock, the “public shares”) that was consummated on December 14, 2021 (the “IPO”), from March 14, 2024 (assuming a one-month extension from February 14, 2024 is approved by the Company’s board of directors (our “board”), the “Current Outside Date”) to April 14, 2024 (such date, the “Extended Date”), and to allow the Company, without another stockholder vote, by resolution of our board, to elect to further extend the Extended Date in one-month increments up to three additional times until July 14, 2024 (each such additional date, as extended, an “Additional Extended Date”), unless the closing of a business combination shall have occurred prior thereto or such earlier date as determined by our board to be in the best interests of the Company (the “Extension”); and

•        Proposal No. 2 — The Adjournment Proposal — to approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal (the “Adjournment Proposal” and, together with the Extension Amendment Proposal, the “Proposals”). The Adjournment Proposal will only be presented at the Special Meeting if there are not sufficient votes to approve the Extension Amendment Proposal.

Each of the Proposals are more fully described in the accompanying Proxy Statement.

The purpose of the Extension Amendment Proposal is to allow us more time to complete our previously announced business combination (the “Montana Business Combination”) with Montana Technologies LLC, a Delaware limited liability company (“Montana”). The Current Outside Date is March 14, 2024 (assuming a one-month extension from February 14, 2024 is approved by our board). Our board has determined that it is in the best interests of the Company to seek an extension of such date and have our stockholders approve the Extension Amendment Proposal to allow for additional time to hold a special meeting to obtain the stockholder approvals required in connection with the Montana Business Combination and to consummate the Montana Business Combination. Our board currently believes that we may need additional time to complete the Montana Business Combination. Without the Extension, if we are unable to complete the Montana Business Combination on or before March 14, 2024 (assuming a one-month extension from February 14, 2024 is approved by our board), we would be precluded from completing our initial business combination and would be forced to liquidate. Accordingly, our board believes that in order for us to potentially consummate the Montana Business Combination, we may need to obtain the Extension. Notwithstanding the foregoing, we may decide to abandon the Extension Amendment Proposal at any time and for any reason prior to filing the Extension Amendment with the Secretary of State of the State of Delaware.

In connection with the Extension Amendment Proposal, holders of public shares (the “public stockholders”) may elect to redeem their public shares if the Extension is implemented (the “Election”), for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Company’s trust account established in connection with the IPO (the “Trust Account”), including interest not previously released to the Company to pay taxes, divided by the number of then outstanding public shares. An Election can be made regardless of whether such public stockholders vote “FOR” or “AGAINST” the Extension Amendment Proposal and an Election can also be made by public stockholders who do not vote, or do not instruct their broker or bank how to vote, at the Special Meeting. Public stockholders may make an Election regardless of whether such public stockholders were holders as of the record date for the Special Meeting. If the Extension Amendment Proposal is approved and the Extension is implemented, public stockholders who do not make the Election would be entitled to have their shares redeemed for cash if we have not completed our initial business combination by the Extended Date or Additional Extended Date, as applicable. In addition, regardless of whether public stockholders vote “FOR” or “AGAINST” the Extension Amendment Proposal, or do not vote, or do not instruct their broker or bank how to vote, at the Special Meeting, if the Extension is implemented and a public stockholder does not make an Election, they will retain the right to vote on any proposed initial business combination in the future and the right to redeem their public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account as of two business days prior to the consummation of such initial business combination, including interest not previously released to the Company to pay taxes, divided by the number of then outstanding public shares, in the event a proposed business combination is completed.

We are not asking you to vote on the Montana Business Combination at this time. We will seek approval of the Montana Business Combination, among other things, at a separate special meeting, which is currently expected to be held on March 8, 2024. If the Extension Amendment Proposal is not approved, we may not be able to complete the Montana Business Combination. We urge you to vote at the Special Meeting regarding the Extension Amendment.

Based upon the amount in the Trust Account as of            , 2024, which was approximately $            , we anticipate that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $             at the time of the Special Meeting. The closing price of the public shares on the Nasdaq Stock Market LLC (the “Nasdaq”) on            , 2024, the most recent practicable closing price prior to the mailing of the accompanying Proxy Statement, was $            . We cannot assure stockholders that they will be able to sell their shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our securities when such stockholders wish to sell their shares.

Under the Delaware General Corporation Law (the “DGCL”), stockholders may be held liable for claims by third parties against a corporation to the extent of distributions received by them in a dissolution. If the corporation complies with certain procedures set forth in Section 280 of the DGCL intended to ensure that it makes reasonable provision for all claims against it, including a 60-day notice period during which any third-party claims can be brought against the corporation, a 90-day period during which the corporation may reject any claims brought, and an additional 150-day waiting period before any liquidating distributions are made to stockholders, any liability of stockholders with respect to a liquidating distribution is limited to the lesser of such stockholder’s pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would be barred after the third anniversary of the dissolution.

TO DEMAND REDEMPTION, PRIOR TO 5:00 P.M. EASTERN TIME ON            , 2024 (TWO BUSINESS DAYS BEFORE THE SPECIAL MEETING), YOU SHOULD ELECT EITHER TO (i) PHYSICALLY TENDER YOUR SHARES (AND/OR DELIVER YOUR STOCK CERTIFICATE(S) (IF ANY) AND OTHER REDEMPTION FORMS) TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY (OUR “TRANSFER AGENT”) OR (ii) TO TENDER YOUR SHARES (AND/OR DELIVER YOUR STOCK CERTIFICATE(S) (IF ANY) AND OTHER REDEMPTION FORMS) TO THE TRANSFER AGENT ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT/WITHDRAWAL AT CUSTODIAN), AS DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT. YOU SHOULD ENSURE THAT YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED IN THE PROXY STATEMENT.

The Adjournment Proposal, if adopted, will allow our board to adjourn the Special Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our stockholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal.

If the Extension Amendment Proposal is not approved or the Extension is not implemented and we do not consummate our initial business combination by March 14, 2024 (assuming a one-month extension from February 14, 2024 is approved by our board), we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter subject to lawfully available funds therefor, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay taxes (less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then issued and outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law; and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board in accordance with applicable law, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the holders of the shares of our Class B common stock, par value $0.0001 per share (the “founder shares” and, together with the shares of Class A common stock, the “Common Stock”), including XPDI Sponsor II LLC (our “Sponsor”), will not receive any monies held in the Trust Account as a result of their ownership of our founder shares.

The approval of the Extension Amendment Proposal requires the affirmative vote of the holders of at least sixty-five percent (65%) of all then outstanding shares of the Common Stock.

The approval of the Adjournment Proposal requires the affirmative vote of a majority of votes cast by stockholders present in person or represented by proxy at the Special Meeting and entitled to vote thereon.

Our board has fixed the close of business on            , 2024 (the “record date”) as the record date for determining the stockholders entitled to receive notice of and vote at the Special Meeting and any adjournment thereof. Only holders of record of the Common Stock on that date are entitled to have their votes counted at the Special Meeting or any adjournment thereof.

After careful consideration of all relevant factors, our board has determined that the Extension Amendment Proposal and, if presented, the Adjournment Proposal are advisable and unanimously recommends that you vote or give instruction to vote “FOR” such Proposals.

No other business is proposed to be transacted at the Special Meeting.

Enclosed is the Proxy Statement containing detailed information concerning each of the Proposals and the Special Meeting. Whether or not you plan to attend the Special Meeting, we urge you to read this material carefully and vote your shares.

, 2024
By Order of the Board of Directors

Patrick C. Eilers
Chief Executive Officer
(Principal Executive Officer)

Your vote is important. If you are a stockholder of record, please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the Special Meeting. If you are a stockholder of record, you may also cast your vote in person at the Special Meeting (including by virtual means as provided in the accompanying Proxy Statement). If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote in person at the Special Meeting by obtaining a proxy from your brokerage firm or bank (including by virtual means as provided in the accompanying Proxy Statement). Your failure to vote or instruct your broker or bank how to vote will have the same effect as voting against the Extension Amendment Proposal, and an abstention will have the same effect as voting against such proposal. Your failure to vote or instruct your broker or bank how to vote will have no effect on the Adjournment Proposal, and an abstention will have no effect on the Adjournment Proposal, in each case assuming a quorum is present. Abstentions will be counted in connection with the determination of whether a valid quorum is established.

POWER & DIGITAL INFRASTRUCTURE ACQUISITION II CORP.
321 North Clark Street, Suite 2440
Chicago, Illinois 60654

SPECIAL MEETING OF STOCKHOLDERS
OF POWER & DIGITAL INFRASTRUCTURE ACQUISITION II CORP.
TO BE HELD ON            , 2024

PROXY STATEMENT

The special meeting of the stockholders (the “Special Meeting”) of Power & Digital Infrastructure Acquisition II Corp. (“we,” “us,” “our” or the “Company”) will be held at            , Central Time, on            , 2024 at the offices of Kirkland & Ellis LLP, located at 609 Main Street, Suite 4700, Houston, Texas 77002, and virtually via live webcast at https://www.cstproxy.com/            , or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned, and will also be held virtually via the Internet. While stockholders are encouraged to attend the meeting virtually, you will be permitted to attend the Special Meeting in person at the offices of Kirkland & Ellis LLP. You will be able to attend the Special Meeting online, vote, view the list of stockholders entitled to vote at the Special Meeting and submit your questions during the Special Meeting by visiting https://www.cstproxy.com/            . If you do not have Internet capabilities, you can listen to the Special Meeting by phone by dialing            (toll-free) within the U.S. and Canada or +1            (standard rates apply) outside of the U.S. and Canada. When prompted enter the pin number            . This option is listen-only, and you will not be able to vote or enter questions during the Special Meeting if you choose to participate telephonically. The sole purpose of the Special Meeting is to consider and vote upon the following proposals:

•        Proposal No. 1 — The Extension Amendment Proposal — Proposal No. 1 — The Extension Amendment Proposal — to amend the Company’s amended and restated certificate of incorporation (as the same has been amended prior to the date hereof, the “Certificate”) pursuant to amendments to the Certificate in the form set forth in paragraph 3 of Annex A to the accompanying Proxy Statement (such amendments, collectively, the “Extension Amendment” and, such proposal, the “Extension Amendment Proposal”) to extend the date by which the Company must (1) consummate an initial merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses (a “business combination”), (2) cease its operations except for the purpose of winding up if it fails to complete such business combination, and (3) redeem all shares of the Company’s Class A common stock, par value $0.0001 per share (the “Class A common stock”), included as part of the units sold in the Company’s initial public offering (such shares of Class A common stock, the “public shares”) that was consummated on December 14, 2021 (the “IPO”), from March 14, 2024 (assuming a one-month extension from February 14, 2024 is approved by the Company’s board of directors (our “board”), the “Current Outside Date”) to April 14, 2024 (such date, the “Extended Date”), and to allow the Company, without another stockholder vote, by resolution of our board, to elect to further extend the Extended Date in one-month increments up to three additional times, until July 14, 2024 (each such additional date, as extended, an “Additional Extended Date”), unless the closing of a business combination shall have occurred prior thereto or such earlier date as determined by our board to be in the best interests of the Company (the “Extension”); and

•        Proposal No. 2 — The Adjournment Proposal — to approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal (the “Adjournment Proposal” and, together with the Extension Amendment Proposal the “Proposals”). The Adjournment Proposal will only be presented at the Special Meeting if there are not sufficient votes to approve the Extension Amendment Proposal.

The purpose of the Extension Amendment Proposal is to allow us more time to complete our previously announced business combination (the “Montana Business Combination”) with Montana Technologies LLC, a Delaware limited liability company (“Montana”). The Current Outside Date is March 14, 2024 (assuming a one-month extension from February 14, 2024 is approved by our board). Our board has determined that it is in the best interests of the Company to seek an extension of such date and have our stockholders approve the Extension Amendment Proposal to allow for additional time to hold a special meeting to obtain the stockholder approvals required in connection with the Montana

Business Combination and to consummate the Montana Business Combination. Our board currently believes that we may need additional time to complete the Montana Business Combination. Without the Extension, if we are unable to complete the Montana Business Combination on or before March 14, 2024 (assuming a one-month extension from February 14, 2024 is approved by our board), we would be precluded from completing our initial business combination and would be forced to liquidate. Accordingly, our board believes that in order for us to potentially consummate the Montana Business Combination, we may need to obtain the Extension. Notwithstanding the foregoing, we may decide to abandon the Extension Amendment Proposal at any time and for any reason prior to filing the Extension Amendment with the Secretary of State of the State of Delaware.

In connection with the Extension Amendment Proposal, holders of public shares (the “public stockholders”) may elect to redeem their public shares if the Extension is implemented (the “Election”), for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Company’s trust account established in connection with the IPO (the “Trust Account”), including interest not previously released to the Company to pay taxes, divided by the number of then outstanding public shares. An Election can be made regardless of whether such public stockholders vote “FOR” or “AGAINST” the Extension Amendment Proposal and an Election can also be made by public stockholders who do not vote, or do not instruct their broker or bank how to vote, at the Special Meeting. Public stockholders may make an Election regardless of whether such public stockholders were holders as of the record date for the Special Meeting. If the Extension Amendment Proposal is approved and the Extension is implemented, public stockholders who do not make the Election would be entitled to have their shares redeemed for cash if we have not completed our initial business combination by the Extended Date or Additional Extended Date, as applicable. In addition, regardless of whether public stockholders vote “FOR” or “AGAINST” the Extension Amendment Proposal, or do not vote, or do not instruct their broker or bank how to vote, at the Special Meeting, if the Extension is implemented and a public stockholder does not make an Election, they will retain the right to vote on any proposed initial business combination in the future and the right to redeem their public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account as of two business days prior to the consummation of such initial business combination, including interest not previously released to the Company to pay taxes, divided by the number of then outstanding public shares, in the event a proposed business combination is completed.

We are not asking you to vote on the Montana Business Combination at this time. We will seek approval of the Montana Business Combination, among other things, at a separate special meeting, which is currently expected to be held on March 8, 2024. If the Extension Amendment Proposal is not approved, we may not be able to complete the Montana Business Combination. We urge you to vote at the Special Meeting regarding the Extension Amendment. The withdrawal of funds from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election, and the amount remaining in the Trust Account may be only a small fraction of the approximately $            that was in the Trust Account as of            , 2024. In such event, we may need to obtain additional funds to complete an initial business combination, and there can be no assurance that such funds will be available on terms acceptable or at all.

If the Extension Amendment Proposal is not approved or the Extension is not implemented and we do not complete our initial business combination by March 14, 2024 (assuming a one-month extension from February 14, 2024 is approved by our board), we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter subject to lawfully available funds therefor, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay taxes (less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then issued and outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law; and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board in accordance with applicable law, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the holder of our Class B common stock, par value $0.0001 per share (the “founder shares” and, together with the shares of Class A common stock, the “Common Stock”), including XPDI Sponsor II LLC (our “Sponsor”), will not receive any monies held in the Trust Account as a result of its ownership of our founder shares.

Based upon the amount in the Trust Account as of            , 2024, which was approximately $            , we anticipate that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $            at the time of the Special Meeting. The closing price of the public shares on the Nasdaq Stock Market LLC (the “Nasdaq”) on            , 2024 the most recent practicable closing price prior to the mailing of this Proxy Statement, was $            . We cannot assure stockholders that they will be able to sell their shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our securities when such stockholders wish to sell their shares.

If the Extension Amendment Proposal is approved, the approval will constitute consent for us to (1) remove from the Trust Account an amount (the “Withdrawal Amount”) equal to the number of public shares properly redeemed multiplied by the per-share price, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay taxes, divided by the number of then outstanding public shares and (2) deliver to the holders of such redeemed public shares their pro rata portion of the Withdrawal Amount. The remainder of such funds will remain in the Trust Account and will be available for use by us in connection with consummating an initial business combination on or before the Extended Date or Additional Extended Date, as applicable. Holders of public shares who do not redeem their public shares now will retain their redemption rights and their ability to vote on any initial business combination through the Extended Date or Additional Extended Date, as applicable, if the Extension Amendment Proposal is approved.

Our board has fixed the close of business on            , 2024 (the “record date”) as the record date for determining our stockholders entitled to receive notice of and vote at the Special Meeting and any adjournment thereof. Only holders of record of the Common Stock on that date are entitled to have their votes counted at the Special Meeting or any adjournment thereof. On the record date of the Special Meeting, there were 17,795,678 shares of Common Stock outstanding, of which 10,608,178 were shares of Class A common stock and 7,187,500 were shares of Class B common stock. The shares of Class B common stock carry voting rights in connection with the Proposals, and we have been informed by our Sponsor and directors that hold founder shares that they intend to collectively vote all of their founder shares in favor of each of the Proposals.

This Proxy Statement contains important information about the Special Meeting and the Proposals. Please read it carefully and vote your shares.

We will pay for the entire cost of soliciting proxies. We have engaged Morrow Sodali LLC (“Morrow”), to assist in the solicitation of proxies for the Special Meeting. We have agreed to pay Morrow a fee of $            . We will also reimburse for reasonable out-of-pocket expenses and will indemnify Morrow and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

This Proxy Statement is dated            , 2024 and is first being mailed to stockholders on or about            , 2024.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the Annexes to this Proxy Statement.

Q:     Why am I receiving this Proxy Statement?

A:     We are a blank check company incorporated on March 23, 2021 as a Delaware corporation for the purpose of effecting an initial merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. On December 14, 2021, we consummated the IPO of our units (the “units”), with each unit consisting of one share of Class A common stock (we refer to such shares as the “public shares”), and one-half of one redeemable warrant. Simultaneously with the closing of the IPO, we completed the private sale of 11,125,000 warrants (the “private placement warrants”), at a purchase price of $1.00 per private placement warrant, to our Sponsor generating gross proceeds to us of $11,125,000. Following the closing of the IPO and full exercise of the over-allotment option, a total of $290,375,000, from the net proceeds of the sale of the units in the IPO and the private placement warrants was placed in the Trust Account. On June 9, 2023, the Company held a special meeting in lieu of the annual meeting of stockholders pursuant to which the Company’s stockholders approved an extension of the date by which the Company must complete an initial business combination. At the special meeting, the Company’s public stockholders elected to redeem 18,141,822 shares of Class A common stock for an aggregate redemption amount of approximately $188,132,132 (the “June Redemptions”). After the satisfaction of the June Redemptions, the balance in the Trust Account was $110,007,647. Upon completion of the June Redemptions, 10,608,178 shares of Class A common stock and 7,187,500 shares of Class B common stock remained issued and outstanding.

Like many blank check companies, our Certificate provides for the return of the funds held in the Trust Account to our public stockholders if we do not consummate a business combination on or before a certain date (in our case, March 14, 2024, assuming a one-month extension from February 14, 2024 is approved by our board). Nonetheless, our board has determined that it is in the best interests of the Company to amend the Certificate to extend the date we have to consummate a business combination to April 14, 2024 or the Additional Extended Date, as applicable, in order to allow additional time to hold a special meeting to obtain the stockholder approvals required in connection with the Montana Business Combination and to consummate the Montana Business Combination. Therefore, our board is submitting the Extension Amendment Proposal described in this proxy statement for the stockholders to vote upon at the Special Meeting.

Q:     What is being voted on?

A:     You are being asked to vote on:

•        Proposal No. 1 — The Extension Amendment Proposal — to amend our Certificate to extend the date by which we have to consummate our initial business combination from March 14, 2024 (assuming a one-month extension from February 14, 2024 is approved by our board) to April 14, 2024, and to allow the Company, without another stockholder vote, by resolution of our board, to elect to further extend the Extended Date in one-month increments up to three additional times, until July 14, 2024, unless the closing of a business combination shall have occurred prior thereto or such earlier date as determined by our board to be in the best interests of the Company; and

•        Proposal No. 2 — The Adjournment Proposal — to approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal.

We are not asking you to vote on the Montana Business Combination at this time. We will seek approval of the Montana Business Combination, among other things, at a separate special meeting, which is currently expected to be held on March 8, 2024. If the Extension Amendment Proposal is not approved, we may not be able to complete, the Montana Business Combination. We urge you to vote at the Special Meeting regarding the Proposals.

If the Extension Amendment Proposal is approved, the approval will constitute consent for us to remove the Withdrawal Amount from the Trust Account and deliver to the holders of redeemed public shares their pro rata portion of the Withdrawal Amount. The remainder of the funds will remain in the Trust Account and will be available for our use in connection with consummating a business combination on or before the Extended Date or Additional Extended Date, as applicable. The removal of the Withdrawal Amount from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election. We cannot predict the amount that will remain in the Trust Account if the Extension Amendment Proposal is approved and the amount remaining in the Trust Account may be only a small fraction of the approximately $            that was in the Trust Account as of            , 2024. In such event, we may need to obtain additional funds to complete an initial business combination, and there can be no assurance that such funds will be available on terms acceptable or at all.

If the Extension Amendment Proposal is not approved or the Extension is not implemented and we do not consummate our initial business combination by March 14, 2024 (assuming a one-month extension from February 14, 2024 is approved by our board), we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter subject to lawfully available funds therefor, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay taxes (less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then issued and outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law; and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board in accordance with applicable law, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the holders of our founder shares, including our Sponsor, will not receive any monies held in the Trust Account as a result of its ownership of our founder shares.

Q:     Why is the Company proposing the Extension Amendment Proposal?

A:     Our Certificate provides for the return of the funds held in the Trust Account to the holders of public shares if there is no qualifying business combination(s) consummated on or before March 14, 2024 (assuming a one-month extension from February 14, 2024 is approved by our board). Accordingly, as we explain below, we may not be able to complete the Montana Business Combination by March 14, 2024 (assuming a one-month extension from February 14, 2024 is approved by our board).

We are asking for an extension of this timeframe in order to have additional time to hold a special meeting to obtain the stockholder approvals required in connection with the Montana Business Combination and to consummate the Montana Business Combination. Our board currently believes there may not be sufficient time before March 14, 2024 (assuming a one-month extension from February 14, 2024 is approved by our board) to complete the Montana Business Combination. Accordingly, in order for our stockholders to be able to evaluate the Montana Business Combination and for us to complete the Montana Business Combination, we may need to obtain the Extension.

Q:     Why should I vote “FOR” the Extension Amendment Proposal?

A:     We have until March 14, 2024 (assuming a one-month extension from February 14, 2024 is approved by our board) to complete our initial business combination. Our Certificate provides that if our stockholders approve an amendment to our Certificate that would affect the substance or timing of our obligation to redeem all of our public shares if we do not complete our initial business combination before March 14, 2024 (assuming a one-month extension from February 14, 2024 is approved by our board), we will provide our public stockholders with the opportunity to redeem all or a portion of their public shares upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay taxes, divided by the number of then outstanding public shares. This provision of the Certificate was included to protect our stockholders from having to sustain their investments for an unreasonably long period if we failed to complete a suitable business combination in the timeframe contemplated by the Certificate.

The Extension Amendment Proposal would give us the opportunity to complete the Montana Business Combination, which our board believes is in the best interests of the stockholders. If you do not elect to redeem your public shares, you will retain the right to vote on the Montana Business Combination in the future and the right to redeem your public shares in connection with the Montana Business Combination.

Our board unanimously recommends that you vote in favor of the Extension Amendment Proposal.

Q:     Will you seek any further extensions to liquidate the Trust Account?

A:     Other than the extension until the Extended Date or Additional Extended Date, as applicable, as of the date of this Proxy Statement, we do not anticipate seeking any further extension to consummate a business combination, although we may determine to do so in the future, if necessary.

Q:     Why should I vote “FOR” the Adjournment Proposal?

A:     If the Adjournment Proposal is not approved by our stockholders, our board may not be able to adjourn the Special Meeting to a later date or dates in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal.

If presented, our board unanimously recommends that you vote in favor of the Adjournment Proposal.

Q:     When would the board abandon the Extension Amendment Proposal?

A:     We may decide to abandon the Extension Amendment Proposal at any time and for any reason prior to filing the Extension Amendment with the Secretary of State of the State of Delaware.

Q:     How do the Company insiders intend to vote their shares?

A:     Our Sponsor owns 7,097,500 founder shares, representing approximately 39.88% of our issued and outstanding Common Stock, and our independent directors collectively own 90,000 founder shares, representing approximately 0.51% of our issued and outstanding Common Stock.

The founder shares carry voting rights in connection with each of the Proposals, and we have been informed by our Sponsor and independent directors that they intend to vote in favor of each of the Proposals.

In addition, our Sponsor, directors, officers, advisors or any of their affiliates may purchase public shares in privately negotiated transactions or in the open market prior to the Special Meeting. However, they have no current commitments, plans or intentions to engage in such transactions and have not formulated any terms or conditions for any such transactions. The purpose of such share purchases and other transactions would be to increase the likelihood that the Proposals are approved by the requisite number of votes. None of the funds in the Trust Account will be used to purchase public shares in such transactions. Any such purchases that are completed after the record date for the Special Meeting may include an agreement with a selling stockholder that neither the selling stockholder nor the purchaser will possess or exercise redemption rights with respect to the shares so purchased. In the event that such purchases do occur, the purchasers may seek to purchase shares from stockholders who would otherwise have voted against the Proposals and/or elected to redeem their shares for a portion of the Trust Account. Any such privately negotiated purchases may be effected at purchase prices that are below or in excess of the per-share pro rata portion of the Trust Account that would be received through the redemption process. Any public shares held by or subsequently purchased by our affiliates may be voted in favor of each of the Proposals. We will disclose in a Form 8-K prior to the Special Meeting the amount of securities purchased by our Sponsor, directors, officers, advisors or any of their affiliates, the purpose of such purchases, the impact of the purchases on the likelihood that the Proposals will be approved, the identities or nature of the securityholders who sold their shares (if not purchased in the open market), and the number of securities for which we have received redemption requests pursuant to the redemption offer.

Q:     What vote is required to adopt the Extension Amendment Proposal?

A:     The approval of the Extension Amendment Proposal requires the affirmative vote of the holders of at least sixty-five percent (65%) of all then outstanding shares of the Common Stock.

Q:     What vote is required to approve the Adjournment Proposal?

A:     The approval of the Adjournment Proposal requires the affirmative vote of the holders of a majority of votes cast by stockholders present in person or represented by proxy at the Special Meeting and entitled to vote thereon.

Q:     What if I do not want to vote “FOR” the Proposals?

A:     If you do not want a Proposal to be approved, you may abstain, not vote, or vote “AGAINST” the Proposal. If the Extension Amendment Proposal is approved and the Extension is implemented, then the Withdrawal Amount will be withdrawn from the Trust Account and paid pro rata to the redeeming holders. You will still be entitled to make the Election if you vote against, abstain or do not vote on the Proposals.

Broker non-votes, abstentions or the failure to vote on the Proposals will have the same effect as votes “AGAINST” the Extension Amendment Proposal. Broker non-votes and abstentions will have no effect with respect to the approval of the Adjournment Proposal.

Q:     What happens if the Extension Amendment Proposal is not approved or the Extension is not implemented?

A:     If the Extension Amendment Proposal is not approved or the Extension is not implemented and we do not consummate our initial business combination by March 14, 2024 (assuming a one-month extension from February 14, 2024 is approved by our board), we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter subject to lawfully available funds therefor, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay taxes (less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then issued and outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law; and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board in accordance with applicable law, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the holders of our founder shares, including our Sponsor, will not receive any monies held in the Trust Account as a result of its ownership of our founder shares.

Q:     If the Extension Amendment Proposal is approved, what happens next?

A:     We will continue our efforts to complete the Montana Business Combination.

Upon approval of the Extension Amendment Proposal by the requisite number of votes, the amendments to our Certificate that are set forth in Annex A hereto will become effective upon filing the amendment to our Certificate with the Secretary of State of the State of Delaware. We will remain a reporting company under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and our units, public shares and warrants will remain publicly traded.

If the Extension Amendment Proposal is approved, the board will be granted the authority to cease all operations of the Company and to wind up prior to the Extended Date or the Additional Extended Date, as applicable, if it determines it would be in the best interests of the Company to do so. We may decide to abandon the Extension Amendment Proposal at any time and for any reason prior to filing the Extension Amendment with the Secretary of State of the State of Delaware.

If the Extension Amendment Proposal is approved, the removal of the Withdrawal Amount from the Trust Account will reduce the amount remaining in the Trust Account and increase the percentage interest of our shares of Common Stock held by our Sponsor and our independent directors as a result of their ownership of the founder shares.

If the Extension Amendment Proposal is approved but we do not complete our initial business combination by the Extended Date or Additional Extended Date, as applicable (or, if such date is further extended at a duly called special meeting, such later date), we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter subject to lawfully available funds therefor, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the quotient obtained by dividing (A) aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay taxes (less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then issued and outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law; and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board in accordance with applicable law, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the holders of our founder shares, including our Sponsor, will not receive any monies held in the Trust Account as a result of its ownership of our founder shares.

Q:     What happens to the Company warrants if the Extension Amendment Proposal is not approved or the Extension is not implemented?

A:     If the Extension Amendment Proposal is not approved or the Extension is not implemented and we have not consummated a business combination by March 14, 2024 (assuming a one-month extension from February 14, 2024 is approved by our board), we will liquidate and dissolve as described elsewhere in this Proxy Statement, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up.

Q:     What happens to the Company warrants if the Extension Amendment Proposal is approved?

A:     If the Extension Amendment Proposal is approved, we will retain the blank check company restrictions previously applicable to us and continue to attempt to consummate an initial business combination until the Extended Date or Additional Extended Date, as applicable. The Company’s warrants will remain outstanding and only become exercisable 30 days after the completion of an initial business combination, provided we have an effective registration statement under the Securities Act of 1933, as amended (the “Securities Act”) covering the issuance of the shares of Common Stock issuable upon exercise of the warrants and a current prospectus relating to them is available (or we permit holders to exercise warrants on a cashless basis).

Q:     How are the funds in the Trust Account currently being held?

A:     With respect to the regulation of special purpose acquisition companies (“SPACs”) like the Company, on March 30, 2022, the SEC issued proposed rules (the “SPAC Rule Proposals”) relating to, among other items, disclosures in business combination transactions involving SPACs and private operating companies; the condensed financial statement requirements applicable to transactions involving shell companies; the use of projections by SPACs in SEC filings in connection with proposed business combination transactions; the potential liability of certain participants in proposed business combination transactions; and the extent to which SPACs could become subject to regulation under the Investment Company Act of 1940, as amended (the “Investment Company Act”), including a proposed rule that would provide SPACs a safe harbor from treatment as an investment company if they satisfy certain conditions that limit a SPAC’s duration, asset composition, business purpose and activities.

With regard to the SEC’s investment company proposals included in the SPAC Rule Proposals, from the date of our IPO until December 14, 2023, the funds in the Trust Account were held only in U.S. government securities, within the meaning set forth in Section 2(a)(16) of the Investment Company Act, with a maturity of 185 days or less, or in money market funds meeting certain conditions under Rule 2a-7 under the Investment Company Act which invest only in direct U.S. government treasury obligations. To mitigate the risk of being viewed as operating an unregistered investment company (including pursuant to the subjective test of Section 3(a)(1)(A) of the Investment Company Act), on December 14, 2023, we instructed Continental Stock Transfer & Trust Company (our “transfer agent”), the trustee with respect to the Trust Account, to liquidate the U.S. government securities or money market funds held in the Trust Account and to maintain all funds in the Trust Account in cash in an interest-bearing account at a national bank until the earlier of consummation of our initial business combination or liquidation. Interest on such demand deposit account is currently yielding approximately 4.5% per annum, but such demand deposit account carries a variable rate and the Company cannot assure investors that such rate will not decrease or increase significantly. As a result, we are receiving, and will likely continue to receive, reduced interest income on the funds held in the Trust Account, which would reduce the dollar amount our public stockholders would receive upon any redemption or liquidation. There is currently some uncertainty concerning the applicability of the Investment Company Act to SPACs, especially as applied to a company like ours that anticipates completing its business combination outside of the 24-month anniversary of the effective date of the registration statement relating to our IPO. It is possible that a claim could be made that we have been operating as an unregistered investment company.

Q:     If I do not exercise my redemption rights now, would I still be able to exercise my redemption rights in connection with any future initial business combination?

A:     Yes. Unless you elect to redeem your shares at this time as described in this Proxy Statement, you will be able to exercise redemption rights in respect of any future initial business combination subject to any limitations set forth in our Certificate.

Q:     How do I change my vote?

A:     You may change your vote by sending a later-dated, signed proxy card to our Secretary at Power & Digital Infrastructure Acquisition II Corp., 321 North Clark Street, Suite 2440, Chicago, Illinois 60654, so that it is received prior to the Special Meeting or by attending the Special Meeting in person and voting (including by virtual means as provided below). You also may revoke your proxy by sending a notice of revocation to the same address, which must be received by our Secretary prior to the Special Meeting.

Please note, however, that if on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, custodian bank, or other nominee then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. If your shares are held in street name, and you wish to attend the Special Meeting and vote at the Special Meeting, you must bring to the Special Meeting a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

Any stockholder wishing to attend the virtual meeting should register for the meeting by            2024 (five business days prior to the date of the Special Meeting). To register for the Special Meeting, please follow these instructions as applicable to the nature of your ownership of Common Stock:

•        If your shares are registered in your name with our Transfer Agent and you wish to attend the online-only Special Meeting, go to https://www.cstproxy.com/            , enter the control number included on your proxy card or notice of the meeting and click on the “Click here to preregister for the online meeting” link at the top of the page. Just prior to the start of the meeting you will need to log back into the meeting site using your control number. Pre-registration is recommended but is not required in order to attend.

•        Beneficial stockholders (those holding shares through a stock brokerage account or by a bank or other holder of record) who wish to attend the virtual meeting and vote must obtain a legal proxy by contacting their account representative at the bank, broker, or other nominee that holds their shares and e-mail a copy (a legible photograph is sufficient) of their legal proxy to proxy@continentalstock.com. Continental will issue a control number and e-mail it back with the meeting information.

Q:     How are votes counted and what vote is required to approve each of the Proposals?

A:     Votes will be counted by the inspector of election appointed for the Special Meeting, who will separately count “FOR” and “AGAINST” votes, abstentions and broker non-votes. The Extension Amendment Proposal must be approved under our Certificate by the affirmative vote of at least sixty-five percent (65%) of all then outstanding shares of the Common Stock. The approval of the Adjournment Proposal requires the affirmative vote of the holders of a majority of votes cast by stockholders present in person or represented by proxy at the Special Meeting and entitled to vote thereon. Accordingly, a Company stockholder’s failure to vote by proxy or to vote in person at the Special Meeting (including any broker non-votes) will have the same effect as voting against the Extension Amendment Proposal, and an abstention will have the same effect as voting against such Proposals.

Your failure to vote or instruct your broker or bank how to vote will have no effect on the Adjournment Proposal, and an abstention will have no effect on the Adjournment Proposal, in each case assuming a quorum is present. A Company stockholder’s failure to vote by proxy or to vote in person at the Special Meeting (including any broker non-votes) will not be counted towards the number of Common Stock required to validly establish a quorum. Abstentions will be counted in connection with the determination of whether a valid quorum is established.

Q:     If my shares are held in “street name,” will my broker automatically vote them for me?

A:     No. Under the rules of various national and regional securities exchanges, your broker, bank, or nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank, or nominee. We believe both Proposals will be considered non-discretionary and therefore your broker, bank, or nominee cannot vote your shares for such Proposals without your instruction. Your bank, broker, or other nominee can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares in accordance with directions you provide. If your shares are held by your broker as your nominee, which we refer to as being held in “street name,” you may need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares.

Q:     What is a quorum requirement?

A:     A quorum of our stockholders is necessary to hold a valid Special Meeting. A quorum will be present at the Special Meeting if the holders of a majority of the voting power of all outstanding shares of our Common Stock are represented in person or by proxy. As of the record date for the Special Meeting, the holders of at least 8,897,840 shares of Common Stock would be required to achieve a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the Special Meeting. Abstentions will be counted towards the quorum requirement but will not count as a vote cast at the Special Meeting. Broker non-votes will not be counted towards the quorum requirement. In the absence of a quorum, the chairman of the meeting has power to adjourn the Special Meeting.

Q:     Who can vote at the Special Meeting?

A:     Only holders of record of our shares of Common Stock at the close of business on            , 2024 are entitled to have their vote counted at the Special Meeting and any adjournments thereof. On this record date, 17,795,678 shares of Common Stock (consisting of 10,608,178 shares of Class A common stock and 7,187,500 shares of Class B common stock) were outstanding and entitled to vote at the Special Meeting.

Stockholder of Record: Shares Registered in Your Name.    If on the record date your shares were registered directly in your name with our transfer agent, then you are a stockholder of record. As a stockholder of record, you may vote in person (including by virtual means) at the Special Meeting or vote by proxy. Whether or not you plan to attend the Special Meeting in person, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank.    If on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Special Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the Special Meeting unless you request and obtain a valid proxy from your broker or other agent.

Q:     Does the board recommend voting for the Proposals?

A:     Yes. After careful consideration of the terms and conditions of the Proposals, our board has determined that the Proposals including, if presented, the Adjournment Proposal are in the best interests of the Company and its stockholders. The board unanimously recommends that our stockholders vote “FOR” the Extension Amendment Proposal and, if presented, the Adjournment Proposal.

Q:     What interests do the Company’s Sponsor, directors and officers have in the approval of the Proposals?

A:     Our Sponsor, directors and officers have interests in the Proposals that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things, director or indirect ownership of our founder shares and warrants that may become exercisable in the future and advances that will not be repaid in the event of our winding up and the possibility of future compensatory arrangements. See the section entitled “The Special Meeting — Interests of Our Sponsor, Directors and Officers.”

Q:     Do I have dissenters’ or appraisal rights if I object to the Proposals?

A:     Our stockholders do not have dissenters’ or appraisal rights in connection with the Proposals under Delaware law.

Q:     What do I need to do now?

A:     We urge you to read carefully and consider the information contained in this Proxy Statement, including the Annexes hereto, and to consider how the Proposals will affect you as a stockholder. You should then vote as soon as possible in accordance with the instructions provided in this Proxy Statement and on the enclosed proxy card.

Q:     How do I vote?

A:     If you are a holder of record of our shares of Common Stock, you may vote in person (including by virtual means as provided herein) at the Special Meeting or by submitting a proxy for the Special Meeting.

Whether or not you plan to attend the Special Meeting in person (including by virtual means), we urge you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the Special Meeting and vote in person if you have already voted by proxy.

If your shares of Common Stock are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Special Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the Special Meeting unless you request and obtain a valid proxy from your broker or other agent.

Q:     How do I redeem my public shares?

A:     Each of our public stockholders may submit an Election that, if the Extension is implemented, such public stockholder elects to redeem all or a portion of its public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay taxes, divided by the number of then outstanding public shares. You will also be able to redeem your public shares in connection with any proposed initial business combination or if we have not consummated our initial business combination by the Extended Date or Additional Extended Date, as applicable.

In order to tender your public shares (and/or deliver your share certificate(s) (if any) and other redemption forms) for redemption, you must elect either to physically tender your stock certificates to our transfer agent, at Continental Stock Transfer & Trust Company, 1 State Street 30th Floor, New York, New York, 10004, Attn: SPAC Redemption Team, spacredemptions@continentalstock.com, or to tender your public shares (and/or deliver your stock certificate(s) (if any) and other redemption forms) to the transfer agent electronically using The Depository Trust Company’s (“DTC”) DWAC (Deposit/Withdrawal At Custodian) system, which election would likely be determined based on the manner in which you hold your shares. You should tender your public shares in the manner described above prior to 5:00 p.m. Eastern Time on            , 2024 (two business days prior to the date of the Special Meeting).

Q:     How do I withdraw my election to redeem my public shares?

A:     If you tendered your public shares (and/or delivered your share certificate(s) (if any) and other redemption forms) for redemption to our transfer agent and decide prior to the vote at the Special Meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. Any request for redemption, once made by a holder of public shares, may not be withdrawn once submitted to us unless our board determines (in its sole discretion) to permit the withdrawal of such redemption request (which they may do in whole or in part).

Q:     What should I do if I receive more than one set of voting materials?

A:     You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your shares.

Q:     Who is paying for this proxy solicitation?

A:     We will pay for the entire cost of soliciting proxies. We have engaged Morrow to assist in the solicitation of proxies for the Special Meeting. We have agreed to pay Morrow a fee of $            . We will also reimburse Morrow for reasonable out-of-pocket expenses and will indemnify Morrow and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

Q:     Who can help answer my questions?

A:     If you have questions about the Proposals or if you need additional copies of the Proxy Statement or the enclosed proxy card you should contact our proxy solicitor:

Morrow Sodali LLC
333 Ludlow Street, 5th Floor, South Tower
Stamford, Connecticut 06902
Individuals, please call toll-free: (800) 662-5200
Banks and Brokerage Firms, please call: (203) 658-9400
E-mail: XPDB.info@investor.morrowsodali.com

If you have questions regarding the certification of your position or tendering your public shares (and/or delivering your stock certificate(s) (if any) and other redemption forms), please contact:

Continental Stock Transfer & Trust Company
1 State Street 30th Floor
New York, New York 10004
Attention: SPAC Redemption Team
E-mail: spacredemptions@continentalstock.com

You may also obtain additional information about us from documents we file with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

FORWARD-LOOKING STATEMENTS

This Proxy Statement contains statements that are forward-looking and as such are not historical facts. This includes, without limitation, statements regarding the Company’s financial position, business strategy and the plans and objectives of management for future operations. These statements constitute projections, forecasts and forward-looking statements, and are not guarantees of performance. They involve known and unknown risks, uncertainties, assumptions and other factors that may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by these statements. Such statements can be identified by the fact that they do not relate strictly to historical or current facts. When used in this Proxy Statement, words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “strive,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. When the Company discusses its strategies or plans, it is making projections, forecasts or forward-looking statements. Such statements are based on the beliefs of, as well as assumptions made by and information currently available to, the Company’s management. There can be no assurance that future developments affecting the Company will be those that the Company or management have anticipated. Actual results and stockholders’ value will be affected by a variety of risks and factors, including, without limitation, international, national and local economic conditions, merger, acquisition and business combination risks, financing risks, geo-political risks, acts of terror or war, and those risk factors described under “Item 1A. Risk Factors” of the Company’s Annual Report on Form 10-K filed with the SEC on April 17, 2023, in this Proxy Statement and in other reports the Company files with the SEC. Many of the risks and factors that will determine these results and stockholders’ value are beyond the Company’s ability to control or predict.

All such forward-looking statements speak only as of the date of this Proxy Statement. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based. All subsequent written or oral forward-looking statements attributable to us or persons acting on the Company’s behalf are qualified in their entirety by this “Forward-Looking Statements” section.

RISK FACTORS

You should consider carefully all of the risks described in our Annual Report on Form 10-K filed with the SEC on April 17, 2023 and in the other reports we file with the SEC before making a decision to invest in our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in our Annual Report on Form 10-K, our Quarterly Reports on Form 10-Q and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

There are no assurances that the Extension will enable us to complete the Montana Business Combination.

Approving the Extension involves a number of risks. Even if the Extension is approved, the Company can provide no assurances that the Montana Business Combination will be consummated prior to the Extended Date or Additional Extended Date, as applicable. Our ability to consummate the Montana Business Combination is dependent on a variety of factors, many of which are beyond our control. We will seek approval of the Montana Business Combination, among other things, at a separate special meeting, which is currently expected to be held on March 8, 2024. We are required to offer stockholders the opportunity to redeem shares in connection with the Extension Amendment Proposal, and we will be required to offer stockholders redemption rights again in connection with any stockholder vote to approve the Montana Business Combination. Even if the Extension or the Montana Business Combination are approved by our stockholders, it is possible that redemptions will leave us with insufficient cash to consummate the Montana Business Combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the Extension and the Montana Business Combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our stockholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that stockholders will be able to dispose of our shares at favorable prices, or at all.

If we were deemed to be an investment company for purposes of the Investment Company Act, we may be forced to abandon our efforts to consummate an initial business combination and instead be required to liquidate. To avoid that result, on December 14, 2023, we liquidated the securities held in the Trust Account and instead hold all funds in a segregated, interest-bearing bank demand deposit account. Such deposit account carries a variable interest rate, and the Company cannot assure you that the initial rate will not decrease or increase significantly. As a result, we are receiving, and will likely continue to receive, reduced interest income on the funds held in the Trust Account, which would reduce the dollar amount that our public stockholders would receive upon any redemption or liquidation of the Company.

On March 30, 2022, the SEC issued the SPAC Rule Proposals, relating, among other things, to circumstances surrounding SPACs, for example, us potentially being subject to the Investment Company Act and the regulations thereunder. The SPAC Rule Proposals provide a safe harbor for such companies from the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act, provided that a SPAC satisfies certain criteria. To comply with the duration limitation of the proposed safe harbor, a SPAC would have a limited time period to announce and complete a de-SPAC transaction. Specifically, to comply with the safe harbor, the SPAC Rule Proposals would require a SPAC to file a report on Form 8-K announcing that it has entered into an agreement with a target company for an initial business combination no later than 18 months after the effective date of the registration statement relating to the SPAC’s initial public offering. Such SPAC would then be required to complete its initial business combination no later than 24 months after the effective date of the registration statement relating to its initial public offering.

There is currently uncertainty concerning the applicability of the Investment Company Act to a SPAC, including a company like ours, that has entered into a definitive agreement within 18 months after the effective date of the registration statement relating to its initial public offering, but does not consummate its initial business combination within 24 months after such date. As a result, it is possible that a claim could be made that we have been operating as an unregistered investment company. If we were deemed to be an investment company for purposes of the Investment Company Act, we might be forced to abandon our efforts to consummate an initial business combination and instead be required to liquidate. If we are required to liquidate, our investors would not be able to realize the benefits of owning shares in a successor operating business, including the potential appreciation in the value of our shares and warrants following such a transaction, and our warrants would expire worthless.

The funds in the Trust Account have, since our IPO been held only in U.S. government securities, within the meaning set forth in Section 2(a)(16) of the Investment Company Act, with a maturity of 185 days or less, or in money market funds meeting certain conditions under Rule 2a-7 under the Investment Company Act which invest only in direct U.S. government treasury obligations. However, to mitigate the risk of us being deemed to have been operating as an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act), on December 14, 2023, we instructed the trustee with respect to the Trust Account to liquidate the U.S. government securities or money market funds held in the Trust Account and thereafter to maintain all funds in the Trust Account in a segregated, interest-bearing demand deposit account at a national bank until the earlier of consummation of an initial business combination or liquidation. Interest on such demand deposit account is currently yielding approximately 4.5% per annum, but such demand deposit account carries a variable rate and the Company cannot assure investors that such rate will not decrease or increase significantly. As a result, we are receiving, and will likely continue to receive, reduced interest income on the funds held in the Trust Account, which would reduce the dollar amount our public stockholders would receive upon any redemption or liquidation.

In the event the Extension Amendment Proposal is approved and effected, the ability of our public stockholders to exercise redemption rights with respect to a large number of our Common Stock may adversely affect the liquidity of our securities.

A public stockholder may request that the Company redeem all or a portion of such public stockholder’s common stock for cash. The ability of our public stockholders to exercise such redemption rights with respect to a large number of our Common Stock may adversely affect the liquidity of our Class A common stock. As a result, you may be unable to sell your Class A common stock even if the market price per share is higher than the per-share redemption price paid to holders of public shares who elect to redeem their stock.

A new 1% U.S. federal excise tax could be imposed on us in connection with redemptions by us of our shares.

On August 16, 2022, the Inflation Reduction Act of 2022 (the “IR Act”) was signed into federal law. The IR Act provides for, among other things, a new U.S. federal 1% excise tax (the “Excise Tax”) on certain repurchases of stock by publicly traded U.S. domestic corporations and certain U.S. domestic subsidiaries of publicly traded foreign corporations occurring on or after January 1, 2023. The Excise Tax is imposed on the repurchasing corporation itself, not its stockholders from which shares are repurchased. The amount of the Excise Tax is generally 1% of the fair market value of the shares repurchased at the time of the repurchase. However, for purposes of calculating the Excise Tax, repurchasing corporations are permitted to net the fair market value of certain new stock issuances against the fair market value of stock repurchases during the same taxable year. In addition, certain exceptions apply to the Excise Tax. On December 27, 2022, the U.S. Department of the Treasury (the “Treasury”) issued a notice that it intends to publish proposed regulations addressing the application of the Excise Tax (the “Notice”). To provide taxpayers with interim guidance, the Notice describes certain rules upon which taxpayers are generally entitled to rely until publication of the proposed regulations.

Any redemption or other repurchase that occurs after December 31, 2022 in connection with a business combination, extension vote or otherwise may be subject to the Excise Tax. Whether and to what extent we would be subject to the Excise Tax in connection with a business combination, extension vote or otherwise would depend on a number of factors, including (i) the fair market value of the redemptions and repurchases in connection with any such business combination, extension or otherwise. (ii) the status of the target (for example, whether the target is a domestic corporation) and the structure of any such business combination, (iii) any redemptions or repurchases within in the same taxable year as any such business combination, (iv) the nature of any “PIPE” or other equity issuances in connection with any such business combination (or otherwise issued within the same taxable year as the business combination), (v) if we do consummate any such business combination, whether it is consummated in the current year or a later year, (vi) if we do not consummate any such business combination, whether we liquidate and dissolve in the current year, and (vii) the content of any future regulations and other guidance from the Treasury. In addition, because the Excise Tax would be payable by us, and not by the redeeming holder, the mechanics of any required payment of the Excise Tax have not been determined. The foregoing could cause a reduction in our ability to complete a business combination or the cash available on hand to complete a business combination. The proceeds placed in the Trust Account and the interest earned thereon will not be used to pay for the Excise Tax that may be levied on the Company in connection with such redemptions.

BACKGROUND

We are a blank check company incorporated on March 23, 2021 as a Delaware corporation for the purpose of effecting an initial merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses.

On December 14, 2021, we consummated the IPO of our units (the “units”), with each unit consisting of one public share and one-half of one redeemable warrant. Simultaneously with the closing of the IPO, we completed the private sale of 11,125,000 private placement warrants, at a purchase price of $1.00 per private placement warrant, to our Sponsor generating gross proceeds to us of $11,125,000. The private placement warrants are identical to the warrants sold as part of the units in the IPO except that, so long as they are held by our Sponsor or its permitted transferees: (1) they will not be redeemable by us; (2) they (including the Class A common stock issuable upon exercise of these warrants) may not, subject to certain limited exceptions, be transferred, assigned or sold by our Sponsor until 30 days after the completion of our initial business combination; (3) they may be exercised by the holders on a cashless basis and (4) they (including the shares of Common Stock issuable upon exercise of these warrants) are entitled to registration rights.

Following the closing of the IPO and full exercise of the over-allotment, a total of $290,375,000, from the net proceeds of the sale of the units in the IPO and the private placement warrants was placed in the Trust Account. As part of the June Redemptions, the Company’s public stockholders elected to redeem 18,141,822 shares of Class A common stock for an aggregate redemption amount of approximately $188,132,132. After the satisfaction of the June Redemptions, the balance in the Trust Account was $110,007,647. The proceeds held in the Trust Account were invested by the trustee only in U.S. government securities, within the meaning set forth in Section 2(a)(16) of the Investment Company Act of 1940, with a maturity of 185 days or less, or in any open-ended investment company that holds itself out as a money market fund meeting certain conditions of Rule 2a-7 of the Investment Company Act of 1940, as determined by the Company. As of        , 2024, funds held in the Trust Account totaled approximately $        , and were held in an interest-bearing account at a bank, having been transferred pursuant to the Company’s request on December 14, 2023 to mitigate the risk of being viewed as operating an unregistered investment company.

Our Sponsor, directors and officers have interests in the Proposals that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things, direct or indirect ownership of founder shares and warrants that may become exercisable in the future and advances that will not be repaid in the event of our winding up and the possibility of future compensatory arrangements. See the section entitled “The Special Meeting — Interests of Our Sponsor, Directors and Officers.”

On the record date of the Special Meeting, there were 17,795,678 shares of Common Stock outstanding, of which 10,608,178 were shares of Class A common stock and 7,187,500 were shares of Class B common stock. The shares of Class B common stock carry voting rights in connection with the Proposals, and we have been informed by our Sponsor and directors that hold founder shares that they intend to collectively vote all of their 7,187,500 founder shares in favor of each of the Proposals.

Our principal executive offices are located at 321 North Clark Street, Suite 2440, Chicago, Illinois 60654 and our telephone number is (312) 262-5642.

PROPOSAL NO. 1 — THE EXTENSION AMENDMENT PROPOSAL

We are proposing to amend our Certificate in the form set forth in paragraph 3 of Annex A attached to this Proxy Statement to extend the date by which we have to complete a business combination to the Extended Date or Additional Extended Date, as applicable.

If the Extension Amendment Proposal is not approved and we do not complete our initial business combination by March 14, 2024 (assuming a one-month extension from February 14, 2024 is approved by our board), as contemplated by our IPO prospectus and in accordance with our Certificate, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter subject to lawfully available funds therefor, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay taxes (less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then issued and outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law; and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board in accordance with applicable law, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the holders of our Class B common stock, our Sponsor, will not receive any monies held in the Trust Account as a result of its ownership of our Class B common stock.

Reasons for the Extension Amendment Proposal

Our Certificate provides that if our stockholders approve an amendment to our Certificate that would affect the substance or timing of our obligation to redeem all of our public shares if we do not complete our initial business combination before March 14, 2024 (assuming a one-month extension from February 14, 2024 is approved by our board), we will provide our public stockholders with the opportunity to redeem all or a portion of their public shares upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Corporation to pay taxes (less up to $100,000 of such net interest to pay dissolution expenses), divided by the number of then issued and then outstanding public shares. This provision of the Certificate was included to protect our stockholders from having to sustain their investments for an unreasonably long period if we failed to find a suitable business combination in the timeframe contemplated by the Certificate.

The purpose of the Extension Amendment is to allow us additional time to hold a special meeting to obtain the stockholder approvals required in connection with the Montana Business Combination and to consummate the Montana Business Combination, which our board believes is in the best interest of our stockholders and the Company. The Certificate currently provides that we have until March 14, 2024 (assuming a one-month extension from February 14, 2024 is approved by our board). Our board currently believes that we may not be able to complete the Montana Business Combination before March 14, 2024 (assuming a one-month extension board from February 14, 2024 is approved by our board). In order for our stockholders to be able to evaluate, and for us to complete, the Montana Business Combination, we may need to obtain the Extension, which will extend the date by which we must (1) consummate our initial business combination, (2) cease our operations except for the purpose of winding up if we fail to consummate such business combination, and (3) redeem all the public shares, from March 14, 2024 (assuming a one-month extension from February 14, 2024 is approved by our board) to the Extended Date or Additional Extended Date, as applicable.

If the Extension Amendment Proposal is Not Approved

If the Extension Amendment Proposal is not approved and we do not complete our initial business combination by March 14, 2024 (assuming a one-month extension from February 14, 2024 is approved by our board), as contemplated by our IPO prospectus and in accordance with our Certificate, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter subject to lawfully available funds therefor, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the quotient obtained by dividing (A) aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay taxes (less up to $100,000 of such net Interest to pay dissolution expenses), by (B) the total number of then issued and outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law; and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board in accordance with applicable law, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the holders of our founder shares, including our Sponsor, will not receive any monies held in the Trust Account as a result of their ownership of the founder shares.

If the Extension Amendment Proposal is Approved

Upon approval of the Extension Amendment Proposal by the requisite number of votes, the amendments to our Certificate that are set forth in paragraph 3 of Annex A hereto will become effective upon filing the amendment to our Certificate with the Secretary of State of the State of Delaware. We will remain a reporting company under the Exchange Act, and our units, public shares and public warrants will remain publicly traded.

If the Extension Amendment Proposal is approved and the Extension is implemented, the removal of the Withdrawal Amount from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election. We cannot predict the amount that will remain in the Trust Account if the Extension Amendment Proposal is approved and the amount remaining in the Trust Account may be only a small fraction of the approximately $        that was in the Trust Account as of        , 2024. In such event, we may need to obtain additional funds to consummate our initial business combination, and there can be no assurance that such funds will be available on acceptable terms or at all.

If the Extension Amendment Proposal is not approved and we do not complete our initial business combination by March 14, 2024 (assuming a one-month extension from February 14, 2024 is approved by our board), as contemplated by our IPO prospectus and in accordance with our Certificate, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter subject to lawfully available funds therefor, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay taxes (less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then issued and outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law; and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board in accordance with applicable law, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the holders of our Class B common stock, our Sponsor, will not receive any monies held in the Trust Account as a result of its ownership of our Class B common stock.

We cannot assure you that the per-share distribution from the Trust Account, if we liquidate, will not be less than $10.10 due to unforeseen claims of creditors. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the holders of our founder shares, including our Sponsor, will not receive any monies held in the Trust Account as a result of their ownership of the founder shares.

Redemption Rights

Each of our public stockholders may submit an Election to, subject to the approval of the Extension Amendment Proposal, and the implementation of the Extension, redeem all or a portion of its, his or her public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay taxes, divided by the number of then outstanding public shares. You will also be able to redeem your public shares in connection with any proposed initial business combination or if we have not consummated our initial business combination by the Extended Date or Additional Extended Date, as applicable.

TO DEMAND REDEMPTION, PRIOR TO 5:00 P.M. EASTERN TIME ON        , 2024 (TWO BUSINESS DAYS BEFORE THE SPECIAL MEETING), YOU SHOULD ELECT EITHER TO (i) PHYSICALLY TENDER YOUR SHARES (AND/OR DELIVER YOUR STOCK CERTIFICATE(S) (IF ANY) AND OTHER REDEMPTION FORMS) TO OUR TRANSFER AGENT AT CONTINENTAL STOCK TRANSFER & TRUST COMPANY, 1 STATE STREET 30TH FLOOR, NEW YORK, NEW YORK, 10004, ATTN: SPAC REDEMPTION TEAM, SPACREDEMPTIONS@CONTINENTALSTOCK.COM, OR (ii) TO TENDER YOUR SHARES (AND/OR DELIVER YOUR STOCK CERTIFICATE(S) (IF ANY) AND OTHER REDEMPTION FORMS) TO OUR TRANSFER AGENT ELECTRONICALLY USING DTC’S DWAC (DEPOSIT/WITHDRAWAL AT CUSTODIAN), WHICH ELECTION WOULD LIKELY BE DETERMINED BASED ON THE MANNER IN WHICH YOU HOLD YOUR SHARES. YOU SHOULD ENSURE THAT YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED IN THIS PROXY STATEMENT.

Through the DWAC system, this electronic delivery process can be accomplished by the stockholder, whether or not such stockholder is a record holder or its, his or her shares are held in “street name,” by contacting our transfer agent or the stockholder’s broker and requesting delivery of its, his or her shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical stock certificate, a stockholder’s broker and/or clearing broker, DTC, and our transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. Our transfer agent will typically charge the tendering broker $100, and the broker would determine whether or not to pass this cost on to the redeeming holder. It is our understanding that stockholders should generally allot at least two weeks to obtain physical certificates from our transfer agent. We do not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical share certificate. Such stockholders will have less time to make their investment decisions than those stockholders that tender their shares through the DWAC system.

Stockholders who request physical share certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures prior to the vote on the Extension Amendment Proposal at the Special Meeting will not be redeemed for cash held in the Trust Account on the redemption date. In the event that a public stockholder tenders its shares and decides prior to the vote at the Special Meeting that it does not want to redeem its shares, the stockholder may withdraw the tender. If you tender your public shares (and/or delivered your stock certificate(s) (if any) and other redemption forms) for redemption to our transfer agent and decide prior to the vote at the Special Meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. Any request for redemption, once made by a holder of public shares, may not be withdrawn once submitted to us unless our board determines (in its sole discretion) to permit the withdrawal of such redemption request (which it may do in whole or in part). In the event that a public stockholder tenders shares and the Extension Amendment Proposal is not approved, such shares will not be redeemed and the physical certificates representing these shares will be returned to the stockholder promptly following the determination that the Extension Amendment Proposal will not be approved. Our transfer agent will hold any share certificates of public stockholders that make the Election until such shares are redeemed for cash or returned to such stockholders.

If properly demanded, we will redeem each public share for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay taxes, divided by the number of then outstanding public shares. Based upon the amount in the Trust Account as of        , 2024, which was approximately $        , we anticipate that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $        at the time of the Special Meeting. The closing price of the public shares on the Nasdaq on        , 2024 the most recent practicable closing price prior to the mailing of this Proxy Statement, was $        . We cannot assure stockholders that they will be able to sell their shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our securities when such stockholders wish to sell their shares.

If you exercise your redemption rights, you will be exchanging your shares of Common Stock for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your public shares (and/or deliver your share certificate(s) (if any) and other redemption forms) to our transfer agent prior to the vote on the Extension Amendment Proposal at the Special Meeting. We anticipate that a public stockholder who tenders public shares (and/or deliver share certificate(s) (if any) and other redemption forms) for redemption in connection with the vote to approve the Extension Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension Amendment.

Notwithstanding the foregoing, we may decide to abandon the Extension Amendment Proposal at any time and for any reason prior to filing the Extension Amendment with the Secretary of State of the State of Delaware.

Vote Required for Approval

The approval of the Extension Amendment Proposal requires the affirmative vote of the holders of at least sixty-five percent (65%) of all then outstanding shares of the Common Stock.

If you do not want the Extension Amendment Proposal to be approved, you may abstain, not vote, or vote “AGAINST” the Proposal. Broker non-votes, abstentions or the failure to vote on the Proposal will have the same effect as votes “AGAINST” such Proposal.

Recommendation of the Board

As discussed below, after careful consideration of all relevant factors, our board has determined that the Extension Amendment Proposal is in the best interests of the Company and its stockholders. Our board has approved and declared advisable adoption of the Extension Amendment Proposal and unanimously recommends that you vote “FOR” such Proposal.

Our Certificate provides that, given prior extensions by resolution of our board, we have until March 14, 2024 (assuming an additional one-month extension from February 14, 2024 is approved by our board) to complete our initial business combination. Our Certificate further provides that if our stockholders approve an amendment to our Certificate that would affect the substance or timing of our obligation to redeem all of our public shares if we do not complete our initial business combination before March 14, 2024 (assuming an additional one-month extension from February 14, 2024 is approved by our board), we will provide our public stockholders with the opportunity to redeem all or a portion of their shares of Common Stock upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay taxes, divided by the number of then outstanding public shares. Our board believes that this provision of the Certificate was included to protect our stockholders from having to sustain their investments for an unreasonably long period if we failed to find a suitable business combination in the timeframe contemplated by the Certificate.

We believe that it is in the best interests of our stockholders to extend the date that we have to complete a business combination to the Extended Date or Additional Extended Date, as applicable, in order to allow additional time to hold a special meeting to obtain the stockholder approvals required in connection with the Montana Business Combination and to consummate the Montana Business Combination.

Our board unanimously recommends that our stockholders vote “FOR” the approval of the Extension Amendment Proposal.

PROPOSAL NO. 2 — THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal, if adopted, will allow our board to adjourn the Special Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our stockholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal. In no event will our board adjourn the Special Meeting for more than 30 days.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by our stockholders, our board may not be able to adjourn the Special Meeting to a later date or dates in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal.

Vote Required for Approval

The Adjournment Proposal requires a majority of votes cast by stockholders present in person or represented by proxy at the Special Meeting and entitled to vote thereon. Abstentions, while considered present for the purposes of establishing a quorum, will not count as a vote cast at the Special Meeting.

Recommendation of the Board, if Presented

Our board unanimously recommends that our stockholders vote “FOR” the approval of the Adjournment Proposal.

UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS FOR
STOCKHOLDERS EXERCISING REDEMPTION RIGHTS

The following is a discussion of certain material U.S. federal income tax considerations generally applicable to U.S. Holders and Non-U.S. Holders (each, as defined below) that make an Election if the Extension is implemented. This discussion applies only to public shares that are held as “capital assets” for U.S. federal income tax purposes within the meaning of Section 1221 of the Internal Revenue Code of 1986, as amended (the “Code”) (generally, property held for investment). This discussion does not describe all of the U.S. federal income tax consequences that may be relevant to particular holders in light of their particular circumstances or status, including the different consequences that may apply if you are subject to special rules under U.S. federal income tax law that apply to certain types of investors, such as:

•        our Sponsor and its affiliates or our directors and officers;

•        banks, thrifts or financial institutions or financial services entities;

•        broker-dealers;

•        taxpayers that are subject to the mark-to-market method of accounting;

•        tax-exempt entities;

•        governments or agencies or instrumentalities thereof;

•        grantor trusts;

•        insurance companies;

•        regulated investment companies mutual funds, real estate mortgage investment conduits or real estate investment trusts;

•        retirement plans, pension plans or other tax-deferred accounts;

•        U.S. expatriates or former long-term residents of the United States;

•        persons that actually or constructively own five percent or more of our voting shares or five percent or more of the total value of all classes of our shares;

•        persons that acquired Common Stock pursuant to an exercise of employee share options or upon payout of a restricted stock unit, in connection with employee share incentive plans or otherwise as compensation or in connection with the performance of services;

•        persons that hold public shares as part of a straddle, constructive sale, hedging, wash sale, conversion or other risk reduction, “synthetic security” or other integrated or similar transaction;

•        U.S. Holders whose functional currency is not the U.S. dollar;

•        “controlled foreign corporations” (within in the meaning of the Code);

•        “passive foreign investment companies” (within in the meaning of the Code);

•        persons subject to the base erosion and anti-abuse tax;

•        holders subject to the special accounting rules under Section 451(b) of the Code; or

•        corporations that accumulate earnings to avoid U.S. federal income tax.

This discussion is based on the Code, proposed, temporary and final Treasury Regulations promulgated under the Code, and judicial and administrative interpretations thereof, all as of the date hereof. All of the foregoing is subject to change, which change could apply retroactively and could affect the tax considerations described herein. This discussion does not address U.S. federal taxes other than those pertaining to U.S. federal income taxation (such as estate or gift taxes, the alternative minimum tax or the Medicare tax on investment income), nor does it address any aspects of U.S. state or local or non-U.S. taxation.

We have not and do not intend to seek any rulings from the Internal Revenue Service (the “IRS”) regarding the exercise of redemption rights. There can be no assurance that the IRS will not take positions inconsistent with the considerations discussed below or that any such positions would not be sustained by a court. Moreover, there can be no assurance that future legislation, regulations, administrative rulings or court decisions will not adversely affect the accuracy of the statements in this discussion.

This discussion does not consider the tax treatment of partnerships or other pass-through entities (including S corporations) or persons who hold our securities through such entities. If a partnership (or any entity or arrangement so characterized for U.S. federal income tax purposes) holds public shares, the tax treatment of such partnership and a person treated as a partner of such partnership will generally depend on the status of the partner and the activities of the partnership. Partnerships holding any public shares and persons that are treated as partners of such partnerships should consult their own tax advisors as to the particular U.S. federal income tax consequences of an Election to them.

THIS DISCUSSION IS ONLY A SUMMARY OF CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS ASSOCIATED WITH AN EXERCISE OF REDEMPTION RIGHTS PURSUANT TO AN ELECTION AND IS NOT INTENDED TO BE, NOR SHOULD IT BE CONSTRUED TO BE, LEGAL OR TAX ADVICE TO ANY HOLDER. EACH HOLDER SHOULD CONSULT ITS OWN TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO SUCH HOLDER OF AN EXERCISE OF REDEMPTION RIGHTS, INCLUDING THE EFFECTS OF U.S. FEDERAL, STATE AND LOCAL AND NON-U.S. TAX LAWS.

For purposes of this discussion, because any unit consisting of one public share and one-half of one warrant is separable at the option of the holder, we are treating each public share and one-half of one warrant held by a holder in the form of a single unit as separate instruments and are assuming that the unit itself will not be treated as an integrated instrument. Accordingly, consistent with the foregoing treatment, the cancellation or separation of the units in connection with the exercise of redemption rights generally should not be a taxable event for U.S. federal income tax purposes. This position is not free from doubt, and no assurance can be given that the IRS would not assert, or that a court would not sustain, a contrary position. Holders are urged to consult their own tax advisors with respect to any public share held through a unit.

Certain U.S. Federal Income Tax Considerations to U.S. Holders

This section addresses U.S. Holders (as defined below) of public shares that make an Election if the Extension is implemented. As used herein, a “U.S. Holder” is a beneficial owner of public shares who or that is, for U.S. federal income tax purposes:

1.      an individual citizen or resident of the United States,

2.      a corporation (or other entity that is treated as a corporation for U.S. federal income tax purposes) that is created or organized (or treated as created or organized) in or under the laws of the United States or any state thereof or the District of Columbia,

3.      an estate whose income is subject to U.S. federal income tax regardless of its source, or

4.      a trust if (i) a court within the United States that is able to exercise primary supervision over the administration of such trust and one or more U.S. persons (within the meaning of the Code) have the authority to control all substantial decisions of the trust or (ii) it has a valid election in place to be treated as a U.S. person.

Redemption of Public Shares

The U.S. federal income tax consequences of the redemption of a U.S. Holder’s public shares pursuant to an Election will depend on whether the redemption qualifies as a sale of such shares redeemed under Section 302 of the Code or is treated as a distribution under Section 301 of the Code.

If the redemption qualifies as a sale of public shares under Section 302 of the Code, a U.S. Holder will be treated as described below under the section entitled “— Certain U.S. Federal Income Tax Considerations to U.S. Holders — Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Public Shares.” If the redemption does not qualify as a sale of public shares, a U.S. Holder will be treated as receiving a distribution with the tax consequences described below under the section entitled “— Certain U.S. Federal Income Tax Considerations to U.S. Holders — Taxation of Distributions.”

The redemption of public shares will generally qualify as a sale of the public shares that are redeemed if such redemption (1) is “substantially disproportionate” with respect to the redeeming U.S. Holder, (2) results in a “complete termination” of such U.S. Holder’s interest or (3) is “not essentially equivalent to a dividend” with respect to such U.S. Holder. These tests are explained more fully below.

For purposes of such tests, a U.S. Holder takes into account not only shares of Common Stock actually owned by such U.S. Holder, but also shares of Common Stock that are constructively owned by such U.S. Holder under certain attribution rules set forth in the Code. A redeeming U.S. Holder may constructively own, in addition to shares of Common Stock owned directly, shares of Common Stock owned by certain related individuals and entities in which such U.S. Holder has an interest or that have an interest in such U.S. Holder, as well as any shares of Common Stock such U.S. Holder has a right to acquire by exercise of an option, which would generally include shares which could be acquired pursuant to the exercise of the warrants.

The redemption of public shares will generally be “substantially disproportionate” with respect to a redeeming U.S. Holder if the percentage of the relevant entity’s outstanding voting shares that such U.S. Holder actually or constructively owns immediately after the redemption is less than 80% of the percentage of the relevant entity’s outstanding voting shares that such U.S. Holder actually or constructively owned immediately before the redemption and less than 50% of the total combined voting power of the Company. Prior to an initial business combination, the public shares may not be treated as voting shares for this purpose and, consequently, this substantially disproportionate test may not be applicable. There will be a complete termination of such U.S. Holder’s interest if either (1) all of the shares of Common Stock actually or constructively owned by such U.S. Holder are redeemed or (2) all of the shares of Common Stock actually owned by such U.S. Holder are redeemed and such U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of shares of Common Stock owned by certain family members and such U.S. Holder does not constructively own any other shares of Common Stock. The redemption of public shares will not be essentially equivalent to a dividend if it results in a “meaningful reduction” of such U.S. Holder’s proportionate interest in the relevant entity. Whether the redemption will result in a meaningful reduction in such U.S. Holder’s proportionate interest will depend on the particular facts and circumstances applicable to it. The IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority stockholder in a publicly held corporation who exercises no control over corporate affairs may constitute a “meaningful reduction.”

If none of the foregoing tests are satisfied, then the redemption of public shares will be treated as a distribution to the redeemed holder and the tax effects to such U.S. holder will be as described below under the section entitled “— Certain U.S. Federal Income Tax Considerations to U.S. Holders — Taxation of Distributions.” After the application of those rules, any remaining tax basis of the U.S. Holder in the redeemed public shares will be added to such holder’s adjusted tax basis in its remaining stock, or, if it has none, to such holder’s adjusted tax basis in its warrants or possibly in other stock constructively owned by it.

Whether a redemption satisfies one or more of the foregoing tests will generally depend upon a U.S. Holder’s particular circumstances. This determination may, in appropriate circumstances, take into account other acquisitions or dispositions of the Company’s securities that occur as part of a plan that includes such redemption.

U.S. Holders who actually or constructively own at least five percent (5%) by vote or value (or, if the public shares are not then considered to be publicly traded, at least one percent (1%) by vote or value) or more of the total outstanding Company stock may be subject to special reporting requirements with respect to a non-liquidating redemption of public shares, and such holders should consult with their own tax advisors with respect to their reporting requirements.

Taxation of Distributions

If the redemption of a U.S. Holder’s public shares is treated as a distribution under Section 301 of the Code, as discussed above, such distribution will generally be treated as a dividend for U.S. federal income tax purposes to the extent paid from our current or accumulated earnings and profits, as determined under U.S. federal income tax principles. In such a case, such dividends paid to a U.S. Holder that is a taxable corporation generally will qualify for the dividends received deduction if the requisite holding period requirements are satisfied. With respect to non-corporate U.S. Holders, dividends will generally constitute “qualified dividends” that are taxed at preferential long-term capital gains rates, provided certain holding period requirements are satisfied and subject to certain exceptions (including, but not limited to, dividends treated as investment income for purposes of investment interest deduction limitations). It is unclear whether redemption rights with respect to the public shares may prevent the holding period of such shares from commencing prior to the termination of such rights. U.S. Holders should consult their own tax advisors regarding the availability of the lower rate for any redemption treated as a dividend with respect to public shares.

Distributions in excess of current and accumulated earnings and profits will generally constitute a return of capital that will be applied against and reduce (but not below zero) the U.S. Holder’s adjusted tax basis in such U.S. Holder’s public shares. Any remaining excess will be treated as gain realized on the sale or other disposition of such public shares and will be treated as described below under the section entitled “— Certain U.S. Federal Income Tax Considerations to U.S. Holders — Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Public Shares.” After the application of those rules, any remaining tax basis of the U.S. Holder in the public stock will be added to the U.S. Holder’s adjusted tax basis in its remaining public stock, or, if it has none, to the U.S. Holder’s adjusted tax basis in its public warrants or possibly in other shares constructively owned by it.

Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Public Shares

If the redemption of a U.S. Holder’s public shares is treated as a sale or other taxable disposition, as discussed above, a U.S. Holder will generally recognize capital gain or loss in an amount equal to the difference between (1) the amount of cash received in such redemption and (2) the U.S. Holder’s adjusted tax basis in the public shares redeemed. A U.S. Holder’s adjusted tax basis in its public shares generally will equal the U.S. Holder’s acquisition cost (that is, the portion of the purchase price of a unit allocated to a public share or the U.S. Holder’s initial basis for the public shares received upon exercise of a whole warrant) less any prior distributions treated as a return of capital.

Under tax law currently in effect, long-term capital gains recognized by non-corporate U.S. Holders are generally subject to U.S. federal income tax at a reduced rate of tax. Capital gain or loss will constitute long-term capital gain or loss if the U.S. Holder’s holding period for the shares of Common Stock exceeds one year. However, it is unclear whether the redemption rights with respect to the public shares may prevent the holding period of the public shares from commencing prior to the termination of such rights. The deductibility of capital losses is subject to various limitations. U.S. Holders who hold different blocks of public shares (public shares purchased or acquired on different dates or at different prices) should consult their own tax advisors to determine how the above rules apply to them.

ALL U.S. HOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS AS TO THE TAX CONSEQUENCES TO THEM OF A REDEMPTION OF ALL OR A PORTION OF THEIR PUBLIC SHARES PURSUANT TO AN EXERCISE OF REDEMPTION RIGHTS.

Certain U.S. Federal Income Tax Considerations to Non-U.S. Holders

This section addresses Non-U.S. Holders (as defined below) of public shares that make an Election if the Extension is implemented. As used herein, a “Non-U.S. Holder” is a beneficial owner of public shares that is not a U.S. Holder or a partnership or other entity or arrangement classified as a partnership for U.S. federal income tax purposes.

Redemption of Public Shares

Except as otherwise discussed in this section, the characterization of a redemption for a Non-U.S. Holder that makes an Election will be characterized in the same manner as a U.S. Holder for U.S. federal income tax purposes. See the discussion above under “— Certain U.S. Federal Income Tax Considerations to U.S. Holders.”

Non-U.S. Holders that make an Election are urged to consult their own tax advisors as to whether the redemption of their shares will be treated as a sale or as a distribution under the Code, and whether they will be subject to U.S. federal income tax on any gain recognized or dividends received as a result of the redemption based upon their particular circumstances.

Taxation of Distributions

If the redemption of a Non-U.S. Holder’s public shares is treated as a distribution under Section 301 of the Code, such distribution will generally be treated as a dividend for U.S. federal income tax purposes to the extent paid from our current or accumulated earnings and profits, as determined under U.S. federal income tax principles. Provided that such dividends are not effectively connected with the Non-U.S. Holder’s conduct of a trade or business within the United States, we will be required to withhold tax from the gross amount of the dividend at a rate of 30%, unless such Non-U.S. Holder is eligible for a reduced rate of withholding tax under an applicable income tax treaty and provides proper certification of its eligibility for such reduced rate (usually on an IRS Form W-8BEN or W-8BEN-E). Distributions in excess of current and accumulated earnings will generally constitute a return of capital that will be applied against and reduce (but not below zero) the Non-U.S. Holder’s adjusted tax basis in such Non-U.S. Holder’s public shares. Any remaining excess will be treated as gain realized on the sale or disposition of the public shares and will be treated as described below under the section entitled “— Certain U.S. Federal Income Tax Considerations to Non-U.S. Holders — Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Public Shares.” In addition, if we determine that we are likely to be classified as a “U.S. real property holding corporation” (as discussed below), we will withhold 15% of any distribution that exceeds our current and accumulated earnings and profits.

The withholding tax does not apply to dividends paid to a Non-U.S. Holder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the Non-U.S. Holder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the Non-U.S. Holder were a U.S. resident, subject to an applicable income tax treaty providing otherwise. A Non-U.S. Holder that is treated as a foreign corporation for U.S. federal income tax purposes receiving effectively connected dividends may also be subject to an additional “branch profits tax” imposed at a rate of 30% (or a lower treaty rate).

Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Public Shares

If the redemption of a Non-U.S. Holder’s public shares is treated as a sale or other taxable disposition under Section 302 of the Code, a Non-U.S. Holder generally will not be subject to U.S. federal income tax in respect of gain recognized on a sale or other disposition of public shares unless:

•        the gain is effectively connected with the conduct of a trade or business by the Non-U.S. Holder within the United States (and, under certain income tax treaties, is attributable to a United States permanent establishment or fixed base maintained by the Non-U.S. Holder);

•        the Non-U.S. Holder is an individual present in the United States for 183 days or more in the taxable year of disposition (as such days are calculated pursuant to Section 7701(b)(3) of the Code) and certain other conditions are met; or

•        we are or have been a “U.S. real property holding corporation” for U.S. federal income tax purposes at any time during the shorter of the five-year period ending on the date of disposition or the period that the Non-U.S. Holder held public shares, and, in the case where the public shares are “regularly traded” on an “established securities market” (as such terms are defined under applicable Treasury Regulations), the Non-U.S. Holder has owned, directly or constructively (including through ownership of warrants) more than 5% of the public shares at any time within the shorter of the five-year period preceding the disposition or such Non-U.S. Holder’s holding period for the public shares. There can be no assurance that the public shares will be treated as regularly traded on an established securities market for this purpose. It is unclear how the rules for determining the five percent (5%) threshold for this purpose would be applied with respect to public shares, including how a Non-U.S. Holder’s ownership of our warrants impacts the five percent (5%) threshold determination with respect to public shares. Non-U.S. Holders should consult their own tax advisors regarding the application of the foregoing rules in light of their particular facts and circumstances.

Unless an applicable treaty provides otherwise, gain described in the first bullet point above will be subject to tax at generally applicable U.S. federal income tax rates as if the Non-U.S. Holder were a U.S. resident. Any gains described in the first bullet point above of a Non-U.S. Holder that is a foreign corporation may also be subject to an additional “branch profits tax” at a 30% rate (or lower treaty rate).

If the second bullet point applies to a Non-U.S. Holder, such Non-U.S. Holder generally will be subject to U.S. tax on such Non-U.S. Holder’s net capital gain for such year (including any gain realized in connection with the redemption) at a tax rate of thirty percent (30%) (or a lower applicable tax treaty rate).

If the third bullet point above applies to a Non-U.S. Holder, gain recognized by such holder on the disposition of the public shares will be subject to tax at generally applicable U.S. federal income tax rates. In addition, the Company may be required to withhold U.S. federal income tax at a rate of fifteen percent (15%) of the amount realized upon such redemption. We will be classified as a U.S. real property holding corporation if the fair market value of our “U.S. real property interests” equals or exceeds 50 percent of the sum of the fair market value of our worldwide real property interests plus our other assets used or held for use in a trade or business, as determined for U.S. federal income tax purposes. We do not expect that we will be a U.S. real property holding corporation at or prior to the time of a redemption pursuant to an Election. However, such determination is factual in nature and subject to change and no assurance can be provided as to whether we will be treated as a U.S. real property holding corporation in any year.

Non-U.S. Holders who hold different blocks of public shares (generally public shares purchased or acquired on different dates or at different prices) should consult their own tax advisor to determine how the above rules apply to them.

FATCA Withholding

Sections 1471 through 1474 of the Code and the Treasury Regulations and administrative guidance promulgated thereunder (commonly referred to as the “Foreign Account Tax Compliance Act” or “FATCA”) generally impose withholding at a rate of 30% on payments of dividends (including constructive dividends) on our public shares to “foreign financial institutions” (which is broadly defined for this purpose and in general includes investment vehicles) and certain other Non-U.S. entities unless various U.S. information reporting and due diligence requirements (generally relating to ownership by U.S. persons of interests in or accounts with those entities) have been satisfied, or an exemption applies (typically certified as to by the delivery of a properly completed IRS Form W-8BEN-E). The IRS has issued proposed regulations (on which taxpayers may rely until final regulations are issued) that would generally not apply these withholding requirements to gross proceeds from sales or other disposition proceeds from our public shares; however, there can be no assurance that final regulations will provide the same exceptions from FATCA withholding as the proposed regulations. If FATCA withholding is imposed, a beneficial owner that is not a foreign financial institutional generally will be entitled to a refund of any amounts withheld by filing a U.S. federal income tax return (which may entail significant administrative burden). Foreign financial institutions located in jurisdictions that have an intergovernmental agreement with the United States governing FATCA may be subject to different rules. Holders of public shares are urged to consult their own tax advisors regarding the effects of FATCA on their investment in our securities.

Backup Withholding

In general, proceeds received from the exercise of redemption rights will be subject to backup withholding for a non-corporate U.S. Holder that:

•        fails to provide an accurate taxpayer identification number;

•        is notified by the IRS regarding a failure to report all interest or dividends required to be shown on his or her federal income tax returns; or

•        in certain circumstances, fails to comply with applicable certification requirements.

A Non-U.S. Holder generally may eliminate the requirement for information reporting and backup withholding by providing certification of its non-U.S. status, under penalties of perjury, on a duly executed applicable IRS Form W-8 or by otherwise establishing an exemption.

Any amount withheld under these rules will be creditable against the U.S. Holder’s or Non-U.S. Holder’s U.S. federal income tax liability or refundable to the extent that it exceeds this liability, provided that the required information is timely furnished to the IRS and other applicable requirements are met.

AS PREVIOUSLY NOTED ABOVE, THE FOREGOING DISCUSSION OF CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES IS INCLUDED FOR GENERAL INFORMATION PURPOSES ONLY AND IS NOT INTENDED TO BE, AND SHOULD NOT BE CONSTRUED AS, LEGAL OR TAX ADVICE TO ANY HOLDER. WE URGE YOU TO CONSULT WITH YOUR OWN TAX ADVISER TO DETERMINE THE PARTICULAR TAX CONSEQUENCES TO YOU (INCLUDING THE APPLICATION AND EFFECT OF ANY U.S. FEDERAL, STATE, LOCAL OR NON-U.S. INCOME OR OTHER TAX LAWS) OF THE RECEIPT OF CASH IN EXCHANGE FOR SHARES IN CONNECTION WITH ANY REDEMPTION OF YOUR PUBLIC STOCK.

THE SPECIAL MEETING OF STOCKHOLDERS

Date, Time and Place.    The Special Meeting will be held at             , Central Time, on            , 2024 at the offices of Kirkland & Ellis LLP, located at 609 Main Street, Suite 4700, Houston, Texas 77002 and virtually via live webcast at https://www.cstproxy.com/            , or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned, or to attend virtually via the Internet. While stockholders are encouraged to attend the meeting virtually, you will be permitted to attend the Special Meeting in person at the offices of Kirkland & Ellis LLP. You will be able to attend the Special Meeting online, vote, view the list of stockholders entitled to vote at the Special Meeting and submit your questions during the Special Meeting by visiting https://www.cstproxy.com/            . If you do not have Internet capabilities, you can listen to the Special Meeting by phone by dialing            (toll-free) within the U.S. and Canada or +1            (standard rates apply) outside of the U.S. and Canada. When prompted enter the pin number            . This option is listen-only, and you will not be able to vote or enter questions during the Special Meeting if you choose to participate telephonically. The sole purpose of the Special Meeting is to consider and vote upon the Proposals.

Voting Power; Record Date.    You will be entitled to vote or direct votes to be cast at the Special Meeting, if you owned shares of Common Stock at the close of business on            , 2024, the record date for the Special Meeting. You will have one vote per Proposal for each share of Common Stock you owned at that time. The Company warrants do not carry voting rights.

Votes Required.    The approval of the Extension Amendment Proposal requires the affirmative vote of the holders of at least sixty-five percent (65%) of all then outstanding shares of the Common Stock. The approval of the Adjournment Proposal requires a majority of votes cast by stockholders present in person or represented by proxy at the Special Meeting and entitled to vote thereon. Abstentions, while considered present for the purposes of establishing a quorum, will not count as a vote cast at the Special Meeting.

On the record date of the Special Meeting, there were 17,795,678 shares of Common Stock outstanding, of which 10,608,178 were shares of Class A common stock and 7,187,500 were shares of Class B common stock. The founder shares carry voting rights in connection with the Proposals, and we have been informed by our Sponsor and directors that hold founder shares that they intend to collectively vote all 7,187,500 founder shares in favor of each of the Proposals.

If you do not want the Extension Amendment Proposal to be approved, you may abstain, not vote, or vote “AGAINST” it. If the Extension Amendment Proposal is approved and the related amendments implemented, then the Withdrawal Amount will be withdrawn from the Trust Account and paid pro rata to the redeeming holders. You will still be entitled to make the Election if you vote against, abstain or do not vote on the Extension Amendment Proposal.

Broker non-votes, abstentions or the failure to vote on a Proposal will have the same effect as votes “AGAINST” the Extension Amendment Proposal. Broker “non-votes” and abstentions will have no effect with respect to the approval of the Adjournment Proposal.

Proxies; Board Solicitation; Proxy Solicitor.    Your proxy is being solicited on behalf of our board on the Proposals being presented to stockholders at the Special Meeting. We have engaged Morrow to assist in the solicitation of proxies for the Special Meeting. No recommendation is being made as to whether you should elect to redeem your shares. Proxies may be solicited in person, by telephone or other means of communication. If you grant a proxy, you may still revoke your proxy and vote your shares in person (including by virtual means as provided herein) at the Special Meeting. You may contact Morrow at:

Morrow Sodali LLC
333 Ludlow Street, 5th Floor, South Tower
Stamford, Connecticut 06902
Individuals, please call toll-free: (800) 662-5200
Banks and Brokerage Firms, please call: (203) 658-9400
E-mail: XPDB.info@investor.morrowsodali.com

Required Vote

The approval of the Extension Amendment Proposal requires the affirmative vote of the holders of at least sixty-five percent (65%) of all then outstanding shares of the Common Stock. The approval of the Adjournment Proposal requires a majority of votes cast by stockholders present in person or represented by proxy at the Special Meeting and entitled to vote thereon.

If the Extension Amendment Proposal is not approved or not implemented and we do not consummate our initial business combination by March 14, 2024 (assuming a one-month extension from February 14, 2024 is approved by our board), as contemplated by our IPO prospectus and in accordance with our Certificate, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter subject to lawfully available funds therefor, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay taxes (less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then issued and outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law; and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board in accordance with applicable law, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. We cannot assure you that the per share distribution from the Trust Account, if we liquidate, will not be less than $10.10 due to unforeseen claims of creditors. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the holders of our founder shares, including our Sponsor, will not receive any monies held in the Trust Account as a result of its ownership of our founder shares.

In addition, our Sponsor, directors, officers, advisors or any of their affiliates may purchase public shares in privately negotiated transactions or in the open market prior to the Special Meeting. However, they have no current commitments, plans or intentions to engage in such transactions and have not formulated any terms or conditions for any such transactions. None of the funds in the Trust Account will be used to purchase public shares in such transactions. Any such purchases that are completed after the record date for the Special Meeting may include an agreement with a selling stockholder that such stockholder, for so long as it remains the record holder of the shares in question, will vote in favor of each of the Proposals and/or will not exercise its redemption rights with respect to the shares so purchased. The purpose of such share purchases and other transactions would be to increase the likelihood that the Proposals are approved by the requisite number of votes. In the event that such purchases do occur, the purchasers may seek to purchase shares from stockholders who would otherwise have voted against the Proposals and/or elected to redeem their shares for a portion of the Trust Account. Any such privately negotiated purchases may be effected at purchase prices that are below or in excess of the per-share pro rata portion of the Trust Account. Any public shares held by or subsequently purchased by our affiliates may be voted in favor of each of the Proposals. Our Sponsor, directors, officers, advisors and their affiliates will be restricted from making any such purchases when they are in possession of any material non-public information not disclosed to the seller or during a restricted period under Regulation M under the Exchange Act.

Interests of Our Sponsor, Directors and Officers

When you consider the recommendation of our board, you should keep in mind that our Sponsor, directors and officers have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things, the interests listed below:

•        If the Extension Amendment Proposal is not approved and if we do not consummate our initial business combination transaction by March 14, 2024 (assuming a one-month extension from February 14, 2024 is approved by our board), we would: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter subject to lawfully available funds therefor, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay taxes (less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then issued and outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law; and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board in accordance with applicable law, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. In such event, the 7,187,500 founder shares purchased by the Sponsor for an aggregate purchase price of $25,000, or approximately $0.004 per share (as held by the Sponsor and Paul Dabbar, Paul Gaynor and Scott Widham, each an independent director of our Company), would be worthless because following the redemption of the public shares, we would likely have few, if any, net assets and because our holders of our founder shares have agreed to waive their rights to liquidating distributions from the Trust Account with respect to the founder shares if we fail to complete our initial business combination within the required period.

•        In addition, simultaneously with the closing of our IPO, we consummated the sale of 11,125,000 private placement warrants at a price of $1.00 per warrant in a private placement to our Sponsor and certain funds and accounts managed by subsidiaries of BlackRock, Inc. The private placement warrants are each exercisable for one share of Class A common stock at $11.50 per share. If we do not consummate our initial business combination by March 14, 2024 (assuming a one-month extension from February 14, 2024 is approved by our board), or by the Extended Date or Additional Extended Date, as applicable, if the Extension Amendment Proposal is approved by the requisite number of votes (or, if the date by which we have to complete a business combination is further extended at a duly called special meeting, such later date) then the proceeds from the sale of the private placement warrants will be part of the liquidating distribution to the public stockholders and the warrants held by our Sponsor and its affiliate will be worthless.

•        Certain of our directors and executive officers will continue to be directors and officers of the Company following the consummation of the Montana Business Combination (the “Post-Combination Company”) and may continue to be directors and officers of the Company following any other initial business combination. As such, in the future, our directors and executive officers will receive any cash fees, stock options or stock awards that the Post-Combination Company board of directors determines to pay to its directors and officers.

•        In order to protect the amounts held in the Trust Account, our Sponsor has agreed that it will be liable to us if and to the extent any claims by a third party (other than our independent auditors) for services rendered or products sold to us, or a prospective target business with which we have discussed entering into a transaction agreement, reduce the amount of funds in the Trust Account to below (1) $10.10 per public share and (2) such lesser amount per public share held in the Trust Account as of the date of the liquidation of the Trust Account, due to reductions in value of the trust assets, in each case net of the amount of interest which may be withdrawn to pay taxes, except as to any claims by a third party who executed a waiver of any and all rights to seek access to the Trust Account and except as to any claims under our indemnity of the underwriters of our IPO against certain liabilities, including liabilities under the Securities Act.

•        No compensation of any kind, including finder’s and consulting fees, is paid to our Sponsor, officers and directors, or any of their respective affiliates, for services rendered prior to or in connection with the completion of an initial business combination, except for reimbursement for out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations, advisory fees and consulting fees in an aggregate amount of up to $3,000,000 that will be paid to XMS Capital Partners, LLC (“XMS Capital”) and Transition Equity Partners, LLC (“TEP”) in connection with our initial business combination and $20,000 per month for office space, secretarial and administrative services. These amounts have not yet been paid but are accruing. Such arrangement will terminate upon the consummation of our initial business combination.

•        Due to the differential in the purchase price that our Sponsor and its affiliates paid for the founder shares and private placement warrants as compared to the price of the public shares sold in the Company’s IPO and the substantial number of Class A common stock our Sponsor will receive upon conversion of the founder shares in connection with our initial business combination and exercise of the private placement warrants, our Sponsor and its affiliates may earn a positive rate of return on their investment even if other public stockholders of the Company experience a negative rate of return in the Post-Combination Company, and they may therefore be incentivized to complete an acquisition of a less favorable target company or on terms less favorable to Company’s stockholders rather than liquidate.

•        One of our directors, Patrick C. Eilers, is a majority investor in TEP Montana, LLC which owns equity in Montana equal to approximately 4.9% of Montana’s outstanding units. TEP Montana paid approximately $4,452,825 for such units. Mr. Eilers is an advisor to the Montana board of directors. Additionally, Mr. Eilers is expected to be a member of the Post-Combination Company board of directors following the consummation of the Montana Business Combination.

•        The continued indemnification of current directors and officers and the continuation of directors’ and officers’ liability insurance.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of the shares of Common Stock as of            , 2024, based on information obtained from the persons named below, with respect to the beneficial ownership of shares of the shares of Common Stock, by:

•        each person known by us to be the beneficial owner of more than 5% of our shares of Common Stock;

•        each of our executive officers and directors; and

•        all our executive officers and directors as a group.

As of the record date, there were a total of 17,795,678 shares of Common Stock outstanding. Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them. The following table does not reflect record or beneficial ownership of the private placement warrants as these are not exercisable within 60 days of            , 2024.

	Number of shares of Class A common stock beneficially owned(2)	Number of shares of Class B common stock beneficially owned	Approximate percentage of outstanding Common Stock	Approximate percentage of class
Name of Beneficial Owner
Principal Stockholder
XPDI Sponsor II LLC(1)	—	7,097,500	39.88%	98.75%
Directors and Named Executive Officers of the Company:
Theodore J. Brombach(2)	—	7,097,500	39.88%	98.75%
Patrick C. Eilers(3)	—	7,097,500	39.88%	98.75%
James P. Nygaard, Jr.	—	—	—	—
John B. Sexton	—	—	—	—
John P. McGarrity	—	—	—	—
Paul Dabbar	—	30,000	*	*
Paul Gaynor	—	30,000	*	*
Scott Widham	—	30,000	*	*
All officers and directors as a group (8 individuals)	—	7,187,500	40.39%	100.00%
5% Holders of the Company:
Radcliffe(4)	727,998	—	4.09%	6.86%
Walleye Capital LLC(5)	1,219,754	—	6.85%	11.50%
RLH Capital, LLC(6)	679,000	—	3.82%	6.40%

____________

*        Less than one percent.

(1)      Unless otherwise noted, the business address of each of our stockholders is 321 North Clark Street Suite 2440 Chicago, IL 60654.

(2)      Interests shown consist solely of founder shares, classified as Class B common stock. Such shares will automatically convert into Class A common stock at the time of our initial business combination as described in the section entitled “Description of Securities.”

(3)      XPDI Sponsor II LLC is the record holder of the shares reported herein. XPDI Sponsor II LLC is controlled by its managing members, Messrs. Brombach and Eilers. Accordingly, all of the shares held by our Sponsor may be deemed to be beneficially held by Messrs. Brombach and Eilers. Each such person disclaims beneficial ownership of these securities, except to the extent, if any, of his pecuniary interest therein.

(4)      Pursuant to a Schedule 13G filed by such persons as a group with the SEC on June 14, 2023, (i) each of Radcliffe Capital Management, L.P., a Delaware limited partnership, RGC Management, LLC, a Delaware limited liability company, Steven B. Katznelson and Christopher Hinkel, may be deemed the beneficial owner of 727,998 Class A Common Stock, as a result of holding directly or indirectly, 727,998 Class A Common Stock, with shared voting power and shared dispositive power with respect to such Class A Common Stock and (ii) each of Radcliffe SPAC Master Fund, L.P., a Cayman Islands limited partnership, and Radcliffe SPAC GP, LLC, a Delaware limited liability company may be deemed the beneficial owner.

(5)      Walleye Capital LLC, a Minnesota limited liability company, is the record holder of the shares reported herein. The business address for Walleye Capital LLC is 2800 Niagara Lane N, Plymouth, MN 55447.

(6)      Pursuant to a Schedule 13G filed by such persons with the SEC on January 16, 2024, (i) RLH Capital, LLC, a Delaware limited liability company, serves as investment manager for certain funds and managed accounts (collectively, the RLH Funds) and (ii) Louis Camhi, who serves as the Managing Member of RLH Capital, LLC with respect to the common stock held by the RLH Funds, may be deemed to beneficially own such shares of the Company’s Common Stock. The business address for the reporting persons is 119 Hicks Lane, Great Neck, NY 11024.

Our Sponsor is deemed to be our “promoter” as such term is defined under the federal securities laws.

HOUSEHOLDING INFORMATION

Unless we have received contrary instructions, we may send a single copy of this Proxy Statement to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if stockholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of our disclosure documents, the stockholders should follow these instructions:

•        if the shares are registered in the name of the stockholder, the stockholder should contact us at our offices at 321 North Clark Street, Suite 2440, Chicago, Illinois 60654, to inform us of the stockholder’s request; or

•        if a bank, broker or other nominee holds the shares, the stockholder should contact the bank, broker or other nominee directly.

WHERE YOU CAN FIND MORE INFORMATION

We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read our SEC filings, including this Proxy Statement, at the SEC’s website at http://www.sec.gov.

If you would like additional copies of this Proxy Statement or if you have questions about the Proposals to be presented at the Special Meeting, you should contact our proxy solicitation agent at the following address and telephone number:

Morrow Sodali LLC
333 Ludlow Street, 5th Floor, South Tower
Stamford, Connecticut 06902
Stockholders may call toll free: (800) 662-5200
Banks and Brokers may call collect: (203) 658-9400
Email: XPDB.info@investor.morrowsodali.com

You may also obtain these documents by requesting them in writing from us by addressing such request to our Secretary at Power & Digital Infrastructure Acquisition II Corp., 321 North Clark Street, Suite 2440, Chicago, Illinois 60654.

If you are a stockholder of the Company and would like to request documents, please do so by            , 2024 (five business days prior to the date of the Special Meeting), in order to receive them before the Special Meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.

ANNEX A

PROPOSED AMENDMENT
TO THE
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF
POWER & DIGITAL INFRASTRUCTURE ACQUISITION II CORP.

POWER & DIGITAL INFRASTRUCTURE ACQUISITION II CORP., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), DOES HEREBY CERTIFY AS FOLLOWS:

1.      The name of the Corporation is Power & Digital Infrastructure Acquisition II Corp. The original certificate of incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on March 23, 2021 (the “Original Certificate”). An Amended and Restated Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on December 9, 2021 (the “Amended and Restated Certificate of Incorporation”). A Certificate of Amendment to the Amended and Restated Certificate of Incorporation was filed in the office of the Secretary of State on June 9, 2023 (the “Certificate of Amendment,” and the Amended and Restated Certificate of Incorporation, as amended by the Certificate of Amendment, the “Certificate of Incorporation”).

2.      This Second Amendment to the Certificate of Incorporation (the “Second Amendment”), which both restates and amends the provisions of the Original Certificate and the Certificate of Incorporation, was duly adopted in accordance with Sections 242 and 245 of the General Corporation Law of the State of Delaware, as amended from time to time.

3.      The text of clause (b) of Paragraph TWENTY-FOURTH of the Certificate of Incorporation is hereby amended and restated in its entirety to read as follows:

(b) Immediately after the Offering, a certain amount of the net offering proceeds received by the Corporation in the Offering (including the proceeds of any exercise of the underwriters’ over-allotment option) and certain other amounts specified in the Corporation’s registration statement on Form S-1, as initially filed with the Securities and Exchange Commission (the “SEC”) on November 18, 2021, as amended (the “Registration Statement”), shall be deposited in a trust account (the “Trust Account”), established for the benefit of the Public Stockholders (as defined below) pursuant to a trust agreement described in the Registration Statement. Except for the withdrawal of interest to pay the Corporation’s taxes, none of the funds held in the Trust Account (including the interest earned on the funds held in the Trust Account) will be released from the Trust Account until the earliest to occur of (i) the completion of the initial Business Combination, (ii) the redemption of shares in connection with a vote seeking to amend any provisions of this Amended and Restated Certificate as described in Paragraph THIRTIETH, or (iii) the redemption of 100% of the Offering Shares (as defined below) if the Corporation is unable to complete its initial Business Combination by April 14, 2024, which may be extended pursuant to clause (c) below (such date, as it may be extended, the “Deadline Date”) or such earlier date as determined by the Board to be in the best interests of the Company and subject to applicable law. Holders of shares of the Common Stock included as part of the units sold in the Offering (the “Offering Shares”) (whether such Offering Shares were purchased in the Offering or in the secondary market following the Offering and whether or not such holder is XPDI Sponsor II LLC (the “Sponsor”) or officers or directors of the Corporation, or affiliates of any of the foregoing) are referred to herein as “Public Stockholders.”

Annex A-1

IN WITNESS WHEREOF, Power & Digital Infrastructure Acquisition II Corp. has caused this Second Amendment to the Certificate of Incorporation to be duly executed in its name and on its behalf by an authorized officer as of this [    ] day of [    ], 2024.

POWER & DIGITAL INFRASTRUCTURE ACQUISITION II CORP.
By:
Name:
Title:

Annex A-2